UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6622
                                                     ---------------------

                    Nuveen Select Tax-Free Income Portfolio 2
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: March 31
                                           ------------------

                  Date of reporting period: March 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                    ANNUAL REPORT March 31, 2007

                        Nuveen Investments
                        Municipal Closed-End Funds

    NUVEEN SELECT
  TAX-FREE INCOME
        PORTFOLIO
              NXP

    NUVEEN SELECT
  TAX-FREE INCOME
      PORTFOLIO 2
              NXQ

    NUVEEN SELECT
  TAX-FREE INCOME
      PORTFOLIO 3
              NXR

NUVEEN CALIFORNIA
  SELECT TAX-FREE
 INCOME PORTFOLIO
              NXC

  NUVEEN NEW YORK
  SELECT TAX-FREE
 INCOME PORTFOLIO
              NXN


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DEPENDABLE,
TAX-FREE INCOME BECAUSE
IT'S NOT WHAT YOU EARN,
IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board


     Chairman's
          LETTER TO SHAREHOLDERS

     Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information and the Performance Overview sections of this report.

     For some time, I've used these letters to remind you that municipal bonds can be an important building block in a well-balanced investment portfolio. In addition to providing attractive tax-free monthly income, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification. Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. For more information about this important investment strategy, I encourage you to contact your personal financial advisor.


"IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


     We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

     We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

     Sincerely,

     /s/ Timothy R. Schwertfeger

     Timothy R. Schwertfeger
     Chairman of the Board

     May 15, 2007

Nuveen Investments Municipal Closed-End Funds
(NXP, NXQ, NXR, NXC, NXN)

Portfolio Managers'
        COMMENTS


Portfolio managers Tom Spalding, Scott Romans and Cathryn Steeves review economic and municipal market conditions, key investment strategies and the annual performance of the Nuveen Select Portfolios. With 31 years of investment experience, Tom has managed the three national Portfolios since 1999. Scott, who joined Nuveen in 2000, has managed NXC since 2003, while Cathryn, who has been with Nuveen since 1996, assumed portfolio management responsibility for NXN in July 2006.


WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE 12-MONTH REPORTING PERIOD ENDED MARCH 31, 2007?

Between April 1, 2006, and March 31, 2007, we saw interest rates at the short end of the yield curve rise modestly, while longer-term rates generally declined. In May and June 2006, the Federal Reserve announced two additional increases of 0.25% each in the Fed funds rate, bringing this short-term target to 5.25%. Then, in the first pause in rate increases in more than two years, the Fed left monetary policy unchanged during the remaining nine months of this reporting period while it kept close tabs on inflationary pressures and the pace of economic growth. Over the same 12-month period, the yield on the benchmark 10-year U.S. Treasury note fell 20 basis points to end March 2007 at 4.65%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.48% at the end of March 2007, a decline of 66 basis points from the end of March 2006. As shorter-term municipal bond interest rates approached the levels of longer-term rates, the municipal bond yield curve continued to flatten, with longer duration1 bonds generally outperforming those with shorter durations during this period.

Although many market observers had expected to see the Fed funds rate begin to ease in early 2007, slowing economic growth, higher energy prices, and a slumping housing market kept the Fed on the sidelines. After posting an annualized gain of 5.6% in the first quarter of 2006, the U.S. gross domestic product, a closely watched measure, expanded 2.6% in the second quarter, 2.0% in the third quarter, and 2.5% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2007, the rate of GDP growth slowed even further to an annualized 1.3%, the weakest rate in four years.


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

Over the 12 months ended March 2007, municipal bond issuance nationwide totaled $417.8 billion, up 11% from the previous 12 months. This total reflected record supply during the first three months of 2007, when $104 billion in new securities came to market, an increase of 49% from the same period in 2006. A major factor in the first quarter 2007 volume was an 88% increase in advance refundings2, driven by attractive borrowing rates for issuers. Strong demand for municipal bonds was more than adequate to absorb the surge in issuance, as retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors all participated in the market.


HOW WERE ECONOMIC AND MARKET CONDITIONS IN CALIFORNIA AND NEW YORK DURING THIS PERIOD?

During this reporting period, California's economy remained diverse, with international trade, technology, tourism, finance, defense, and construction serving as the key drivers. The state's economy continued to expand at a moderate pace, slowed somewhat by a softening housing market, but buoyed by gains in manufacturing. As of March 2007, California's unemployment rate was 4.8%, still above the national rate of 4.4%. In May 2006, both Moody's and Standard & Poor's upgraded their ratings on California's general obligation (GO) debt to A1 from A2 and to A+ from A, respectively. Fitch also upgraded its rating to A1 from A2 in June 2006. In announcing the upgrades, the rating agencies cited strong economic and tax revenue trends.

For the 12 months ended March 31, 2007, municipal issuance in California totaled $59.9 billion, a increase of 10% from the previous 12 months. During the first three months of 2007, supply of new issuance in the state hit $20.5 billion, up 122% from January-March 2006, due largely to two major deals: $4.5 billion in Golden State Tobacco Securitization bonds and $4.1 billion in a California general obligation (GO) bonds refunding issue. California continued to rank as the largest state issuer in the nation for both time periods.


2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

New York's economy continued to be led by financial services, health care, education, and professional and business services. Although more diversified than it was a decade ago, the state's economy remained highly dependent on the financial services sector, making it susceptible to economic cycles. Most of the state's recent economic growth has been centered around New York City and its suburbs, as the upstate area continued to experience losses in the manufacturing sector. In March 2007, unemployment in New York stood at 4.0%, down from 4.7% in March 2006, the lowest point in almost 19 years and well below the national average at 4.4%. Following 20 years of late budgets, the enactment of the fiscal 2008 budget marked the third year in a row that New York met the legally required April 1, 2007 deadline. As of March 2007, New York State general obligation bonds were rated Aa3 by Moody's, AA by S&P, and AA- by Fitch.

During the reporting period ended March 31, 2007, municipal issuance in New York totaled $33.9 billion, a decrease of 16% from the previous 12 months. The first three months of 2007, however, saw an increase in state supply, with $7.4 billion in new issuance, up 13% from the first quarter of 2006. For both periods, New York ranked third in the nation, following California and Texas, in terms of municipal issuance.


WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN SELECT PORTFOLIOS DURING THIS REPORTING PERIOD?

In the municipal bond interest rate environment of the past 12 months, where the flattening yield curve remained a dominant market factor, we continued to emphasize a disciplined approach to duration management and yield curve positioning. As part of this approach, our purchases for the Portfolios focused mainly on attractively priced bonds maturing in 20 years and longer in the national Portfolios, 20 to 25 years in NXC, and at least 25 years in NXN. Overall, we believe that the bonds we purchased during this period offered strong performance potential, superior value, and reward opportunities commensurate with their risk levels.

Our duration management strategies during this period also included adding inverse floating rate trusts3, a type of derivative financial instrument, to NXQ, NXR, NXC, and NXN roughly mid-way through the reporting period. The inverse floaters had the dual benefit of increasing the Portfolios' distributable income and bringing their durations closer to our preferred strategic target.

To help us maintain NXC's and NXN's durations within that strategic range and to fund new purchases, we also selectively sold holdings with shorter durations and, in NXC, insured credits where we believed the income component was not as robust. In NXC, we also found opportunities when rates were higher during the first four months of the period (April-July 2006) to sell some of our holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded incrementally more. These transactions were carried out only when new purchases offered strong and compelling income (e.g., lower-rated hospital and tobacco bonds). This process allowed us to maintain NXC's current characteristics while strengthening its income stream. In the national Portfolios, new purchases were generally funded with proceeds from called bonds rather than proceeds realized through active selling.

During this period, a number of large municipal deals were brought to market, which provided us with more bonds from which to choose in implementing the strategies we had planned for these Portfolios. In the national Portfolios, these strategies included keeping them fully invested, purchasing bonds with good cashflows to support their dividends, and adding zero coupon bonds to maintain or lengthen durations. The majority of our purchases during this period were essential services revenue bonds issued in Texas, Washington, Colorado and South Carolina, which helped to keep the Portfolios well-diversified geographically. One notable exception to the overall high quality of our purchases was the recent addition of newly issued California tobacco bonds (Golden State Tobacco Securitization) to NXQ and NXR.


3 A financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen funds, that index is typically The Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA.) Inverse floaters, including those inverse floating rate securities the Funds invested in during the 12 month period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.

Despite the continued tightening of credit spreads over this period, the California and New York municipal markets both offered some attractively structured lower-rated credit opportunities in the primary as well as the secondary markets. In NXC, we purchased the new bonds issued as part of the Golden State Tobacco Securitization refunding as well as some lower-rated health care credits, including A+ rated bonds issued for the Kaiser Permanente System. We also continued to diversify the Portfolio by buying zero coupon bonds and insured single-family housing bonds. In NXN, we continued to find value in lower-rated health care credits.

HOW DID THE PORTFOLIOS PERFORM?

Individual results for the Nuveen Select Portfolios, as well as relevant index and peer group information, are presented in the accompanying table.


TOTAL RETURNS ON NET ASSET VALUE
For periods ended 3/31/07

                                          ANNUALIZED
                         ----------------------------------------------
NATIONAL PORTFOLIOS        1-YEAR           5-YEAR            10-YEAR
--------------------------------------------------------------------------------
NXP                        5.48%            5.63%             5.50%
--------------------------------------------------------------------------------
NXQ                        5.62%            5.44%             5.39%
--------------------------------------------------------------------------------
NXR                        5.51%            5.37%             5.48%
--------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index4      5.43%            5.50%             5.87%
--------------------------------------------------------------------------------
Lipper General and
Insured Unleveraged
Municipal Debt Funds
Average5                   6.11%            5.54%             5.40%
--------------------------------------------------------------------------------

CALIFORNIA PORTFOLIO
--------------------------------------------------------------------------------
NXC                        5.72%            5.58%             5.48%
--------------------------------------------------------------------------------
Lehman Brothers
CA Tax-Exempt
Bond Index4                5.62%            5.73%             6.03%
--------------------------------------------------------------------------------
Lipper CA
Municipal Debt Funds
Average5                   6.63%            7.53%             6.53%
--------------------------------------------------------------------------------

NEW YORK PORTFOLIO
--------------------------------------------------------------------------------
NXN                        5.30%            5.31%             5.28%
--------------------------------------------------------------------------------
Lehman Brothers
NY Tax-Exempt
Bond Index4                5.26%            5.35%             5.92%
--------------------------------------------------------------------------------
Lipper NY
Municipal Debt Funds
Average5                   6.41%            7.29%             6.28%
--------------------------------------------------------------------------------

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Portfolio in this report.



4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of investment-grade municipal bonds. The Lehman Brothers Tax-Exempt Bond Indexes for California and New York are also unleveraged and unmanaged and comprise a broad range of municipal bonds issued in California and New York, respectively. Results for the Lehman Brothers indexes do not reflect any expenses.

5 Each of the Lipper Municipal Debt Funds averages shown in this report are calculated using the returns of all closed-end funds in their respective categories for each period as follows: Lipper General and Insured Unleveraged category, 1 year, 9; 5 years, 8; and 10 years, 8; Lipper California category, 1 year, 25; 5 years, 21; and 10 years, 13; and Lipper New York category, 1 year, 18; 5 years, 14; and 10 years, 7. Portfolio and Lipper returns assume reinvestment of dividends.

For the 12 months ended March 31, 2007, the total returns on net asset value
(NAV) for NXQ and NXR outperformed the return on the Lehman Brothers Municipal Bond Index, while NXP performed inline with the Index. NXC and NXN exceeded the returns on the Lehman Brothers Tax-Exempt Bond Indexes for California and New York, respectively.

Factors that influenced the Portfolios' returns during this period included duration and yield curve positioning, exposure to lower-rated credits sector and security selection, and advance refunding activity.

As previously mentioned, shorter-term rates rose while longer-term rates declined over the course of this period, and as a result, bonds with longer durations generally outperformed shorter duration bonds. However, the durations of the national PortfoliosNXQ, and NXR--continued to be a little short of their target range and this factor was a slight negative for performance. In NXC and NXN, duration and yield curve positioning were positive contributors to performance. Although NXN continued to be underexposed to bonds in the longest part of the yield curve, this was offset by heavy weightings in the intermediate part of the curve and only a small position in shorter bonds.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of the Portfolios benefited from their exposure to lower-quality credits. The performance of these credit sectors was largely the result of investor demand for the higher yields typically associated with lower-rated bonds, which drove up their value. Overall, NXC, had relatively heavier exposure to lower-rated credits than the other Portfolios, which meant that this Portfolio benefited to a greater extent from the outperformance of these credits.

Among the lower-rated holdings making contributions to the Portfolios' returns were health care (including hospitals) credits and industrial development and resource recovery bonds, which ranked among the top performing revenue sectors in the national Lehman Brothers Municipal Bond Index for this period. Lower-rated bonds backed by the 1998 master tobacco settlement agreement also performed well during this period. As of March 31, 2007, the national Portfolios held between 2% and 4% of their portfolios in tobacco bonds, while NXC and NXN had allocated approximately 5% and 2%, respectively, to these credits.

In addition, NXP, NXQ, NXR and NXC all had good exposure to zero coupon bonds, which were among the best performing credits during this period due to their very long durations. In NXC, for example, zero coupon bonds represented the top six performing holdings for this 12-month period.

We also continued to see positive contributions from advance refunding activity, which benefited each of these Portfolios through price appreciation and enhanced credit quality. Identifying purchase candidates that have the potential to appreciate in value through advance refundings or credit improvement is one way our credit research capabilities help to add value to these Portfolios. Among the national Portfolios' holdings that were pre-refunded during this period were BBB rated Golden State Tobacco Securitization credits, while NXC's advance-refunded credits included A2 rated bonds issued for the University of the Pacific and uninsured A+ rated California state general obligation (GO) bonds.

At the same time, the Portfolios' holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to their shorter effective maturities. Among the three national Portfolios, NXP had the heaviest allocation of pre-refunded bonds going into this period.

Dividend and Share Price
       INFORMATION


During the 12-month reporting period ended March 31, 2007, the dividends of all five of the Select Portfolios remained stable.

Due to normal portfolio activity, common shareholders of the following Portfolios received capital gains distributions at the end of December 2006, as follows:

             LONG-TERM CAPITAL GAINS
                         (PER SHARE)
--------------------------------------------------------------------------------
NXC                          $0.0224
--------------------------------------------------------------------------------
NXN                          $0.0364
--------------------------------------------------------------------------------

All of these Portfolios seek to pay stable dividends at rates that reflect each Portfolio's past results and projected future performance. During certain periods, each Portfolio may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Portfolio during the period. If a Portfolio has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Portfolio's NAV. Conversely, if a Portfolio has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Portfolio's NAV. Each Portfolio will, over time, pay all of its net investment income as dividends to shareholders. As of March 31, 2007, NXP had positive UNII balances for both financial statement and tax purposes. NXQ, NXR, NXC and NXN had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

As of March 31, 2007, the share prices of the Select Portfolios were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                             3/31/07                   12-MONTH AVERAGE
                    PREMIUM/DISCOUNT                           DISCOUNT
--------------------------------------------------------------------------------
NXP                           +0.88%                             -2.71%
--------------------------------------------------------------------------------
NXQ                           -3.63%                             -6.08%
--------------------------------------------------------------------------------
NXR                           -2.84%                             -5.46%
--------------------------------------------------------------------------------
NXC                           -3.46%                             -5.10%
--------------------------------------------------------------------------------
NXN                           -0.91%                             -4.95%
--------------------------------------------------------------------------------

Nuveen Select Tax-Free Income Portfolio
NXP

Performance
     OVERVIEW As of March 31, 2007


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              65%
AA                               12%
A                                15%
BBB                               6%
BB or Lower                       2%


Bar Chart:
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE ($)
Apr                            0.057
May                            0.057
Jun                            0.057
Jul                            0.057
Aug                            0.057
Sep                            0.057
Oct                            0.057
Nov                            0.057
Dec                            0.057
Jan                            0.057
Feb                            0.057
Mar                            0.057


Line Chart:
SHARE PRICE PERFORMANCE ($)
Weekly Closing Price
Past performance is not predictive of future results.
4/01/06                       14.26
                              14.03
                              13.68
                              13.82
                              13.63
                              13.67
                              13.55
                              13.61
                              13.67
                              13.89
                              13.92
                              13.82
                              13.65
                              13.66
                              13.66
                              13.71
                              13.99
                              14.02
                              14.12
                              14
                              14.12
                              14.45
                              14.36
                              14.23
                              14.15
                              14.2
                              14.28
                              14.29
                              14.27
                              14.45
                              14.52
                              14.51
                              14.3999
                              14.48
                              14.39
                              14.63
                              14.89
                              14.86
                              14.55
                              14.619
                              14.63
                              14.6
                              14.74
                              14.85
                              14.71
                              14.66
                              14.5501
                              14.6199
                              14.62
                              14.8
                              14.67
                              14.9
                              14.79
                              14.83
                              14.95
                              14.85
3/31/07                       14.85


FUND SNAPSHOT
------------------------------------
Share Price                    14.85
------------------------------------
Net Asset Value                14.72
------------------------------------
Premium/(Discount) to NAV      0.88%
------------------------------------
Market Yield                   4.61%
------------------------------------
Taxable-Equivalent Yield1      6.40%
------------------------------------
Net Assets ($000)           $241,074
------------------------------------
Average Effective
Maturity on Securities (Years) 12.75
------------------------------------
Modified Duration               4.66
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.59%         5.48%
------------------------------------
5-Year          7.33%         5.63%
------------------------------------
10-Year         6.06%         5.50%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       14.1%
------------------------------------
Colorado                       12.5%
------------------------------------
Washington                      9.7%
------------------------------------
Texas                           9.4%
------------------------------------
Indiana                         8.3%
------------------------------------
South Carolina                  7.7%
------------------------------------
Nevada                          6.9%
------------------------------------
California                      4.8%
------------------------------------
Florida                         4.4%
------------------------------------
New Jersey                      2.4%
------------------------------------
Oklahoma                        2.2%
------------------------------------
Michigan                        1.7%
------------------------------------
New Mexico                      1.7%
------------------------------------
Wisconsin                       1.7%
------------------------------------
Other                          12.5%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                26.8%
------------------------------------
Health Care                    20.4%
------------------------------------
Transportation                 14.7%
------------------------------------
Tax Obligation/Limited         10.5%
------------------------------------
Tax Obligation/General          9.6%
------------------------------------
Utilities                       8.3%
------------------------------------
Other                           9.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Select Tax-Free Income Portfolio 2
NXQ

Performance
     OVERVIEW As of March 31, 2007


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              66%
AA                               15%
A                                11%
BBB                               7%
BB or Lower                       1%


Bar Chart:
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE ($)
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                            0.053
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053

Line Chart:
SHARE PRICE PERFORMANCE ($)
Weekly Closing Price
Past performance is not predictive of future results.
4/01/06                       13.4
                              13.29
                              13.14
                              13.23
                              13.4
                              13.24
                              13.27
                              13.16
                              13.32
                              13.33
                              13.32
                              13.28
                              13.12
                              13.16
                              13.13
                              13.13
                              13.22
                              13.31
                              13.32
                              13.3
                              13.49
                              13.56
                              13.53
                              13.57
                              13.47
                              13.6
                              13.61
                              13.7
                              13.51
                              13.51
                              13.58
                              13.77
                              13.66
                              13.75
                              13.95
                              14.1299
                              14.02
                              13.9
                              13.89
                              13.9
                              13.9
                              13.99
                              14.01
                              13.92
                              14.03
                              14.12
                              14.158
                              14.3
                              14.35
                              14.33
                              14.26
                              14.06
                              14.05
                              14.04
                              14.08
                              14.07
3/31/07                       14.07


FUND SNAPSHOT
------------------------------------
Share Price                    14.07
------------------------------------
Net Asset Value                14.60
------------------------------------
Premium/(Discount) to NAV     -3.63%
------------------------------------
Market Yield                   4.52%
------------------------------------
Taxable-Equivalent Yield1      6.28%
------------------------------------
Net Assets ($000)           $257,037
------------------------------------
Average Effective
Maturity on Securities (Years) 15.94
------------------------------------
Modified Duration               4.81
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/21/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         10.21%         5.62%
------------------------------------
5-Year          6.35%         5.44%
------------------------------------
10-Year         5.88%         5.39%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       13.0%
------------------------------------
Texas                          12.7%
------------------------------------
Colorado                        9.7%
------------------------------------
California                      8.0%
------------------------------------
Nevada                          7.6%
------------------------------------
New York                        4.9%
------------------------------------
South Carolina                  4.7%
------------------------------------
Washington                      3.5%
------------------------------------
Massachusetts                   3.2%
------------------------------------
Indiana                         3.1%
------------------------------------
Vermont                         2.6%
------------------------------------
Pennsylvania                    2.6%
------------------------------------
New Mexico                      2.5%
------------------------------------
Florida                         2.3%
------------------------------------
Iowa                            2.3%
------------------------------------
Rhode Island                    2.2%
------------------------------------
Louisiana                       2.1%
------------------------------------
Other                          13.0%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    18.9%
------------------------------------
U.S. Guaranteed                18.8%
------------------------------------
Transportation                 15.9%
------------------------------------
Tax Obligation/Limited         11.3%
------------------------------------
Utilities                       7.6%
------------------------------------
Tax Obligation/General          7.3%
------------------------------------
Education and Civic
   Organizations                4.2%
------------------------------------
Water and Sewer                 3.9%
------------------------------------
Other                          12.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen Select Tax-Free Income Portfolio 3
NXR


Performance
     OVERVIEW As of March 31, 2007


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              58%
AA                               21%
A                                16%
BBB                               4%
BB or Lower                       1%


Bar Chart:
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE ($)
Apr                           0.0535
May                           0.0535
Jun                           0.0535
Jul                           0.0535
Aug                           0.0535
Sep                           0.0535
Oct                           0.0535
Nov                           0.0535
Dec                           0.0535
Jan                           0.0535
Feb                           0.0535
Mar                           0.0535


Line Chart:
SHARE PRICE PERFORMANCE ($)
Weekly Closing Price
Past performance is not predictive of future results.
4/01/06                       13.46
                              13.41
                              13.2
                              13.29
                              13.15
                              13.19
                              13.15
                              13.14
                              13.12
                              13.32
                              13.35
                              13.11
                              13
                              13.18
                              13.08
                              13.14
                              13.19
                              13.38
                              13.43
                              13.41
                              13.51
                              13.63
                              13.73
                              13.55
                              13.53
                              13.57
                              13.59
                              13.61
                              13.52
                              13.68
                              13.63
                              13.83
                              13.62
                              13.68
                              13.77
                              14.05
                              13.97
                              13.88
                              13.7799
                              13.89
                              13.87
                              13.92
                              14.01
                              13.95
                              14.04
                              13.97
                              13.95
                              14.06
                              14.08
                              14.05
                              13.9
                              13.93
                              13.9
                              13.92
                              13.98
                              14.01
3/31/07                       14.01


FUND SNAPSHOT
------------------------------------
Share Price                    14.01
------------------------------------
Net Asset Value                14.42
------------------------------------
Premium/(Discount) to NAV     -2.84%
------------------------------------
Market Yield                   4.58%
------------------------------------
Taxable-Equivalent Yield1      6.36%
------------------------------------
Net Assets ($000)           $186,969
------------------------------------
Average Effective
Maturity on Securities (Years) 14.75
------------------------------------
Modified Duration               4.80
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/24/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.15%         5.51%
------------------------------------
5-Year          6.43%         5.37%
------------------------------------
10-Year         6.34%         5.48%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       18.1%
------------------------------------
Texas                          10.7%
------------------------------------
Colorado                        7.0%
------------------------------------
California                      7.0%
------------------------------------
Indiana                         6.4%
------------------------------------
Florida                         5.6%
------------------------------------
Iowa                            5.4%
------------------------------------
South Carolina                  5.0%
------------------------------------
Nevada                          4.9%
------------------------------------
North Carolina                  4.2%
------------------------------------
New York                        3.8%
------------------------------------
Michigan                        3.7%
------------------------------------
Pennsylvania                    2.4%
------------------------------------
New Mexico                      2.2%
------------------------------------
Other                          13.6%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    21.5%
------------------------------------
U.S. Guaranteed                20.9%
------------------------------------
Utilities                      17.5%
------------------------------------
Tax Obligation/Limited         11.8%
------------------------------------
Transportation                  9.3%
------------------------------------
Tax Obligation/General          6.3%
------------------------------------
Education and Civic
   Organizations                5.0%
------------------------------------
Other                           7.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Nuveen California Select Tax-Free Income Portfolio
NXC

Performance
      OVERVIEW As of March 31, 2007


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              65%
AA                                3%
A                                17%
BBB                              12%
N/R                               3%


Bar Chart:
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE2 ($)
Apr                            0.053
May                            0.053
Jun                            0.053
Jul                            0.053
Aug                            0.053
Sep                            0.053
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053
Mar                            0.053

Line Chart:
SHARE PRICE PERFORMANCE ($)
Weekly Closing Price
Past performance is not predictive of future results.
4/01/06                       13.54
                              13.51
                              13.53
                              13.55
                              13.63
                              13.6
                              13.75
                              13.53
                              13.53
                              13.59
                              13.5
                              13.45
                              13.51
                              13.43
                              13.4
                              13.36
                              13.46
                              13.46
                              13.66
                              13.41
                              13.55
                              13.74
                              13.86
                              13.75
                              13.82
                              14.25
                              14.03
                              14.03
                              13.86
                              14.2084
                              14.33
                              14.18
                              14.18
                              13.93
                              13.99
                              14.44
                              14.49
                              14.08
                              14.05
                              14.29
                              14.17
                              14.3
                              14.46
                              14.44
                              14.47
                              14.48
                              14.42
                              14.4
                              14.4
                              14.33
                              14.1
                              14.2
                              14.3
                              14.31
                              14.32
                              14.22
3/31/07                       14.22


FUND SNAPSHOT
------------------------------------
Share Price                    14.22
------------------------------------
Net Asset Value                14.73
------------------------------------
Premium/(Discount) to NAV     -3.46%
------------------------------------
Market Yield                   4.47%
------------------------------------
Taxable-Equivalent Yield1      6.85%
------------------------------------
Net Assets ($000)            $92,177
------------------------------------
Average Effective
Maturity on Securities (Years) 15.29
------------------------------------
Modified Duration               5.98
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          9.89%         5.72%
------------------------------------
5-Year          5.40%         5.58%
------------------------------------
10-Year         5.78%         5.48%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         22.5%
------------------------------------
Tax Obligation/Limited         19.4%
------------------------------------
U.S. Guaranteed                14.3%
------------------------------------
Health Care                    11.4%
------------------------------------
Education and Civic
   Organizations                9.3%
------------------------------------
Transportation                  8.2%
------------------------------------
Consumer Staples                5.3%
------------------------------------
Other                           9.6%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0224 per share.

Nuveen New York Select Tax-Free Income Portfolio
NXN

Performance
      OVERVIEW As of March 31, 2007


Pie Chart:
CREDIT QUALITY
(as a % of total investments)
AAA/U.S. Guaranteed              78%
AA                               14%
A                                 2%
BBB                               5%
BB or Lower                       1%

Bar Chart:
2006-2007 MONTHLY TAX-FREE DIVIDENDS PER SHARE2 ($)
Apr                            0.051
May                            0.051
Jun                            0.051
Jul                            0.051
Aug                            0.051
Sep                            0.051
Oct                            0.051
Nov                            0.051
Dec                            0.051
Jan                            0.051
Feb                            0.051
Mar                            0.051


Line Chart:
SHARE PRICE PERFORMANCE ($)
Weekly Closing Price
Past performance is not predictive of future results.
4/01/06                       13.2
                              13.27
                              13.14
                              13.24
                              13.3
                              13.19
                              12.9
                              12.98
                              13.05
                              13.28
                              13.24
                              13.05
                              13.03
                              13.1
                              13.05
                              13.18
                              13.09
                              13.31
                              13.35
                              13.59
                              13.49
                              13.56
                              13.57
                              13.26
                              13.28
                              13.8
                              13.6
                              13.62
                              13.48
                              13.6
                              13.6
                              13.8
                              13.81
                              13.63
                              13.8787
                              13.67
                              13.77
                              13.65
                              13.73
                              13.98
                              13.8
                              13.65
                              13.91
                              14.2
                              14.07
                              13.94
                              13.89
                              13.87
                              14.2
                              14.25
                              14.06
                              14.11
                              14.2
                              14.15
                              14.09
                              14.15
3/31/07                       14.15


FUND SNAPSHOT
------------------------------------
Share Price                    14.15
------------------------------------
Net Asset Value                14.28
------------------------------------
Premium/(Discount) to NAV     -0.91%
------------------------------------
Market Yield                   4.33%
------------------------------------
Taxable-Equivalent Yield1      6.45%
------------------------------------
Net Assets ($000)            $55,828
------------------------------------
Average Effective
Maturity on Securities (Years) 15.95
------------------------------------
Modified Duration               5.07
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         11.15%         5.30%
------------------------------------
5-Year          6.01%         5.31%
------------------------------------
10-Year         6.10%         5.28%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         17.0%
------------------------------------
Health Care                    12.9%
------------------------------------
Water and Sewer                12.2%
------------------------------------
Long-Term Care                 11.5%
------------------------------------
U.S. Guaranteed                10.3%
------------------------------------
Education and Civic
   Organizations                9.3%
------------------------------------
Housing/Single Family           8.1%
------------------------------------
Tax Obligation/General          6.9%
------------------------------------
Other                          11.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.9%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0364 per share.

Report of
     INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS


NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio, as of March 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2006, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2007, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
May 21, 2007

                        Nuveen Select Tax-Free Income Portfolio (NXP)
                        Portfolio of
                                INVESTMENTS March 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 1.1%

$       2,475   Alaska Municipal Bond Bank Authority, General Obligation             12/13 at 100.00         AAA     $    2,670,921
                 Bonds, Series 2003E, 5.250%, 12/01/23 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.4%

        5,915   Arkansas Development Finance Authority, Tobacco Settlement              No Opt. Call         Aaa            933,979
                 Revenue Bonds, Arkansas Cancer Research Center Project,
                 Series 2006, 0.000%, 7/01/46 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 4.7%

        2,000   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA          1,649,120
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00          A1          3,695,904
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

          200   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA            205,810
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.375%, 11/01/17 - MBIA Insured

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00     BBB (3)          3,498,060
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,130   Los Angeles Department of Water and Power, California,                7/11 at 100.00         AAA          1,168,996
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41 - FGIC Insured

          365   Los Angeles, California, Parking System Revenue Bonds,                5/09 at 101.00         AAA            378,209
                 Series 1999A, 5.250%, 5/01/29 - AMBAC Insured

          750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB            771,345
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
       10,770   Total California                                                                                         11,367,444
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 12.3%

        1,700   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00      AA (3)          1,833,246
                 Catholic Health Initiatives, Series 2002A,
                 5.500%, 3/01/22 (ETM)

        1,300   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00      AA (3)          1,401,595
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

          610   Colorado Water Resources and Power Development Authority,            11/10 at 100.00         Aaa            654,005
                 Small Water Resources Revenue Bonds, Series 2000A,
                 5.800%, 11/01/20 (Pre-refunded 11/01/10) - FGIC Insured

          390   Colorado Water Resources and Power Development Authority,            11/10 at 100.00         AAA            416,918
                 Small Water Resources Revenue Bonds, Series 2000A,
                 5.800%, 11/01/20 - FGIC Insured

       10,750   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+         11,938,948
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          5,319,100
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 -
                 FGIC Insured (Alternative Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          3,220,230
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/23 (Pre-refunded 12/01/13) - XLCA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,383,550
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

        3,160   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA          3,422,786
                 Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/20 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,910   Total Colorado                                                                                           29,590,378
------------------------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.5%

$       1,000   District of Columbia, Hospital Revenue Refunding Bonds,               5/07 at 102.00         AAA     $    1,021,600
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

          265   District of Columbia, Revenue Bonds, Catholic University of          10/09 at 101.00         AAA            278,271
                 America, Series 1999, 5.625%, 10/01/29 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,265   Total District of Columbia                                                                                1,299,871
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 4.3%

       10,000   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2         10,450,199
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/17
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.6%

        1,330   Hawaii, Certificates of Participation, Kapolei State Office          11/08 at 101.00         AAA          1,369,315
                 Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 13.9%

        1,965   Board of Trustees of Southern Illinois University, Housing and          No Opt. Call         AAA          1,128,657
                 Auxiliary Facilities System Revenue Bonds, Series 1999A,
                 0.000%, 4/01/20 - MBIA Insured

                Chicago Heights, Illinois, General Obligation Corporate Purpose
                Bonds, Series 1993:
        3,820    5.650%, 12/01/15 - FGIC Insured                                     12/08 at 100.00         AAA          3,939,948
        2,600    5.650%, 12/01/17 - FGIC Insured                                     12/08 at 100.00         AAA          2,682,472

          195   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa            210,684
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 - FSA Insured

          805   DuPage County Community School District 200, Wheaton,                11/13 at 100.00         Aaa            877,072
                 Illinois, General Obligation Bonds, Series 2003B,
                 5.250%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,             5/08 at 101.00           A          1,022,630
                 Midwestern University, Series 1998B, 5.500%, 5/15/18 -
                 ACA Insured

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa            669,144
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22
                 (Pre-refunded 5/01/12)

        4,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          4,358,400
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43

        1,320   Illinois Health Facilities Authority, Revenue Bonds, Decatur         10/11 at 100.00           A          1,390,950
                 Memorial Hospital, Series 2001, 5.600%, 10/01/16

        2,700   Illinois Health Facilities Authority, Revenue Bonds,                  7/12 at 100.00          A-          2,931,390
                 Lake Forest Hospital, Series 2002A, 6.000%, 7/01/17

        2,275   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2          2,515,263
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

          595   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call     N/R (3)            604,752
                 Evangelical Hospitals Corporation, Series 1992B,
                 6.500%, 4/15/09 (ETM)

        3,125   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          2,061,906
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/17 - FGIC Insured

          810   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA            292,653
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 0.000%, 6/15/30 - MBIA Insured

        5,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          5,269,350
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,395,238
                 5.250%, 12/01/34 - FGIC Insured

                Yorkville, Illinois, General Obligation Debt Certificates,
                Series 2003:
        1,000    5.000%, 12/15/19 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00      AA (3)          1,057,200
        1,000    5.000%, 12/15/20 (Pre-refunded 12/15/11) - RAAI Insured             12/11 at 100.00      AA (3)          1,057,200

------------------------------------------------------------------------------------------------------------------------------------
       34,110   Total Illinois                                                                                           33,464,909
------------------------------------------------------------------------------------------------------------------------------------


                                       21

                        Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 8.2%

$       5,000   Duneland School Building Corporation, Indiana, First Mortgage         2/09 at 101.00         AAA     $    5,166,900
                 Refunding Bonds, Series 1999, 5.125%, 2/01/18 - MBIA Insured

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,053,270
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,292,780
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        9,855   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA         10,526,519
                 Waterworks Project, Series 2002A, 5.125%, 7/01/21
                 (Pre-refunded 7/01/12) - MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            792,285
                 Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,605   Total Indiana                                                                                            19,831,754
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5%

          500   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence                    7/16 at 100.00          A3            509,475
                 Memorial Hospital, Series 2006, 4.875%, 7/01/36

          750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA            802,733
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Kansas                                                                                              1,312,208
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.5%

        1,100   Jefferson County, Kentucky, Health System Revenue Bonds,             10/08 at 101.00         AAA          1,132,714
                 Alliant Health System Inc., Series 1998, 5.125%, 10/01/18 -
                 MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 0.4%

        1,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         AAA          1,068,380
                 Settlement Asset-Backed Bonds, Series 2001B,
                 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.8%

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00          AA            544,680
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17

        1,055   Massachusetts Turnpike Authority, Metropolitan Highway                7/07 at 102.00         AAA          1,072,439
                 System Revenue Bonds, Senior Series 1997A,
                 5.000%, 1/01/37 - MBIA Insured

          410   Massachusetts Turnpike Authority, Metropolitan Highway                1/09 at 101.00         AAA            419,594
                 System Revenue Bonds, Subordinate Series 1999A,
                 5.000%, 1/01/39 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,965   Total Massachusetts                                                                                       2,036,713
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 1.7%

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-          1,009,730
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.125%, 8/15/18

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         Aa2          3,070,897
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

------------------------------------------------------------------------------------------------------------------------------------
        3,900   Total Michigan                                                                                            4,080,627
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.2%

          310   Minnesota Housing Finance Agency, Single Family Mortgage              7/08 at 101.00         AA+            310,846
                 Revenue Bonds, Series 1995A, 5.200%, 1/01/17
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 1.6%

        3,600   Calhoun County, Mississippi, Solid Waste Disposal Revenue             4/07 at 103.00         BBB          3,753,468
                 Bonds, Weyerhauser Company Project, Series 1992,
                 6.875%, 4/01/16 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.8%

        5,000   Kansas City Municipal Assistance Corporation, Missouri,                 No Opt. Call         AAA          1,817,700
                 Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/30 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 6.8%

$       2,500   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA     $    2,641,200
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        2,360    0.000%, 1/01/21 - AMBAC Insured                                        No Opt. Call         AAA          1,293,917
        3,500    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          1,832,145
        6,025    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA          6,230,573

        1,515   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          1,629,610
                 Series 2002, 5.500%, 6/01/21 - FGIC Insured

        2,555   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          2,772,584
                 Series 2002, 5.500%, 6/01/21 (Pre-refunded 6/01/12) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,455   Total Nevada                                                                                             16,400,029
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.2%

          425   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2            430,568
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 2.3%

        2,500   New Jersey Health Care Facilities Financing Authority, Revenue        7/13 at 100.00         Ba1          2,605,025
                 Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/23

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2002:
        1,780    5.750%, 6/01/32 (Pre-refunded 6/01/12)                               6/12 at 100.00         AAA          1,905,615
        1,000    6.000%, 6/01/37 (Pre-refunded 6/01/12)                               6/12 at 100.00     BBB (3)          1,108,000

------------------------------------------------------------------------------------------------------------------------------------
        5,280   Total New Jersey                                                                                          5,618,640
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 1.7%

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          4,063,800
                 Revenue Bonds, Series 2004, 4.625%, 7/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 1.3%

        1,000   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          1,048,850
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

        1,215   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         BBB          1,303,331
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

          385   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00     BBB (3)            422,199
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17 (Pre-refunded 7/01/10)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
          145    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            148,919
          305    5.125%, 12/01/22 (Pre-refunded 6/01/08) - FSA Insured                6/08 at 101.00         AAA            313,244

------------------------------------------------------------------------------------------------------------------------------------
        3,050   Total New York                                                                                            3,236,543
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.4%

          500   Appalachian State University, North Carolina, Utilities System        5/08 at 102.00         AAA            515,495
                 Revenue Refunding Bonds, Series 1998, 5.000%, 5/15/24 -
                 MBIA Insured

        2,195   North Carolina Eastern Municipal Power Agency, Power System           1/21 at 100.00         BBB          2,224,654
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/21

          500   Raleigh Durham Airport Authority, North Carolina, Airport             5/11 at 101.00         Aaa            530,495
                 Revenue Bonds, Series 2001A, 5.250%, 11/01/17 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,195   Total North Carolina                                                                                      3,270,644
------------------------------------------------------------------------------------------------------------------------------------


                                       23

                        Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 0.4%

$         300   Lebanon, Ohio, Electric System Mortgage Revenue Bonds,               12/10 at 101.00         AAA     $      321,993
                 Series 2001, 5.500%, 12/01/17 (Pre-refunded 12/01/10) -
                 AMBAC Insured

          705   Ohio Housing Finance Agency, GNMA Mortgage-Backed                     9/07 at 102.00         Aaa            722,569
                 Securities Program Residential Mortgage Remarketed
                 Revenue Bonds, Series 1997A-1, 6.050%, 9/01/17
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,005   Total Ohio                                                                                                1,044,562
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.2%

        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital                9/16 at 100.00        BBB-          1,050,470
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36

        4,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA          4,169,760
                 St. John Health System, Series 2004, 5.000%, 2/15/24

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Oklahoma                                                                                            5,220,230
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 0.8%

          500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00        BBB+            525,910
                 Bonds, Widener University, Series 2003, 5.250%, 7/15/24

          700   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA            772,611
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

          520   Pennsylvania, General Obligation Bonds, Second Series 2001,           9/11 at 101.00         AAA            552,729
                 5.000%, 9/15/20 (Pre-refunded 9/15/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,720   Total Pennsylvania                                                                                        1,851,250
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 7.6%

        1,000   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          1,068,180
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/20

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (3)         11,175,699
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)

        1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          1,644,855
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18

        2,500   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-          2,659,325
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

        1,720   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,829,960
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       16,720   Total South Carolina                                                                                     18,378,019
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 9.2%

        5,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-          5,440,800
                 Texas, Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33 (Mandatory
                 put 5/15/17) (Alternative Minimum Tax)

        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          1,055,890
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured

        6,150   Dallas Independent School District, Dallas County, Texas,             2/12 at 100.00         AAA          6,541,755
                 General Obligation Refunding Bonds, Series 2002,
                 5.250%, 2/15/20

          360   Dallas-Fort Worth International Airport Public Facility               1/09 at 100.00         AAA            370,451
                 Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001,
                 5.500%, 1/15/20 - FSA Insured

        2,300   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA          2,384,456
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

        1,620   Harris County-Houston Sports Authority, Texas, Senior Lien            11/30 at 61.17         AAA            332,181
                 Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/38 -
                 MBIA Insured

           45   Irving Independent School District, Dallas County, Texas,             2/12 at 100.00         AAA             46,102
                 General Obligation Refunding Bonds, Series 2002A,
                 5.000%, 2/15/31

        3,455   Irving Independent School District, Dallas County, Texas,             2/12 at 100.00         Aaa          3,652,730
                 General Obligation Refunding Bonds, Series 2002A,
                 5.000%, 2/15/31 (Pre-refunded 2/15/12)


                                       24


    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

                San Antonio, Texas, Water System Revenue Refunding Bonds,
                Series 1992:
$          95    6.000%, 5/15/16 (Pre-refunded 5/15/07) - MBIA Insured                5/07 at 100.00         AAA     $       95,269
          465    6.000%, 5/15/16 (Pre-refunded 5/15/12) - MBIA Insured                5/12 at 100.00         AAA            514,374

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,800,278
                 Program, Series 2003A, 5.125%, 8/01/42
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       22,240   Total Texas                                                                                              22,234,286
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.3%

          775   Utah State Building Ownership Authority, Lease Revenue Bonds,        11/11 at 100.00         AA+            820,198
                 State Facilities Master Lease Program, Series 2001B,
                 5.250%, 5/15/24
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.6%

          250   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA            269,803
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.500%, 7/01/17 - MBIA Insured

        5,700   Snohomish County Public Utility District 1, Washington,                 No Opt. Call         Aaa          6,122,769
                 Generation System Revenue Bonds, Series 1989,
                 6.750%, 1/01/12 (ETM)

        3,000   Washington State Healthcare Facilities Authority, Revenue            12/07 at 101.00         AAA          3,058,080
                 Bonds, Catholic Health Initiatives, Series 1997A,
                 5.125%, 12/01/17 (Pre-refunded 12/01/07) - MBIA Insured

        9,750   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA         10,177,439
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured

        2,415   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          2,645,826
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

        2,115   Washington State, Motor Vehicle Fuel Tax General Obligation             No Opt. Call         AAA            849,870
                 Bonds, Series 2003F, 0.000%, 12/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       23,230   Total Washington                                                                                         23,123,787
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 0.6%

        1,365   Marshall County, West Virginia, Special Obligation Refunding            No Opt. Call         AAA          1,434,738
                 Bonds, Series 1992, 6.500%, 5/15/10 (ETM)
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.6%

          230   Badger Tobacco Asset Securitization Corporation, Wisconsin,           6/12 at 100.00         BBB            246,077
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/27

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          1,066,120
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.500%, 8/15/17

        2,500   Wisconsin, General Obligation Refunding Bonds,                       11/13 at 100.00         AA-          2,617,600
                 Series 2003-3, 5.000%, 11/01/26

------------------------------------------------------------------------------------------------------------------------------------
        3,730   Total Wisconsin                                                                                           3,929,797
------------------------------------------------------------------------------------------------------------------------------------
$     243,695   Total Investments (cost $223,158,351) - 98.5%                                                           237,548,517
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,525,703
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  241,074,220
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
                        Portfolio of
                                INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.7%

$       1,000   Fort Smith, Arkansas, Water and Sewer Revenue Refunding              10/11 at 100.00         AAA     $    1,049,870
                 and Construction Bonds, Series 2002A, 5.000%, 10/01/19 -
                 FSA Insured

        1,205   Sebastian County Health Facilities Board, Arkansas, Hospital         11/11 at 101.00        Baa2          1,230,944
                 Revenue Improvement Bonds, Sparks Regional Medical Center,
                 Series 2001A, 5.250%, 11/01/21

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aaa          2,099,420
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,205   Total Arkansas                                                                                            4,380,234
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 7.9%

        1,000   Alameda Corridor Transportation Authority, California,               10/17 at 100.00         AAA            824,560
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/25 - AMBAC Insured

        3,325   California Department of Water Resources, Power Supply                5/12 at 101.00          A1          3,695,904
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

          500   California State Public Works Board, Lease Revenue Refunding         12/08 at 101.00           A            515,195
                 Bonds, Community Colleges Projects, Series 1998A,
                 5.250%, 12/01/16

        2,000   California State Public Works Board, Lease Revenue Refunding            No Opt. Call         Aa2          2,165,060
                 Bonds, Various University of California Projects, Series 1993A,
                 5.500%, 6/01/14

          190   California, General Obligation Bonds, Series 1997,                   10/07 at 101.00         AAA            193,099
                 5.000%, 10/01/18 - AMBAC Insured

                California, General Obligation Bonds, Series 1997:
        2,105    5.000%, 10/01/18 (Pre-refunded 10/01/07) - AMBAC Insured            10/07 at 101.00         AAA          2,140,490
          205    5.000%, 10/01/18 (Pre-refunded 10/01/07) - AMBAC Insured            10/07 at 101.00         AAA            208,456

        2,500   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/31    3/16 at 100.00          A+          2,629,375

          500   Contra Costa County, California, Certificates of Participation       11/07 at 102.00         AAA            514,525
                 Refunding, Merrithew Memorial Hospital Replacement,
                 Series 1997, 5.375%, 11/01/17 - MBIA Insured

          500   Contra Costa Water District, California, Water Revenue               10/07 at 100.00          AA            503,430
                 Refunding Bonds, Series 1997H, 5.000%, 10/01/17

        1,000   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            993,010
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.125%, 6/01/47

        3,200   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00     BBB (3)          3,731,264
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        1,195   Palmdale Elementary School District, Los Angeles County,                No Opt. Call         AAA            463,361
                 California, General Obligation Bonds, Series 2003,
                 0.000%, 8/01/28 - FSA Insured

        1,750   Tobacco Securitization Authority of Northern California,              6/15 at 100.00         BBB          1,799,805
                 Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                 5.500%, 6/01/45

------------------------------------------------------------------------------------------------------------------------------------
       19,970   Total California                                                                                         20,377,534
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 9.6%

        1,700   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00      AA (3)          1,833,246
                 Catholic Health Initiatives, Series 2002A,
                 5.500%, 3/01/22 (ETM)

        1,300   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00      AA (3)          1,401,595
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

        3,185   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          3,537,261
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        5,000   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          5,319,100
                 Refunding Bonds, Series 2001A, 5.625%, 11/15/17 -
                 FGIC Insured (Alternative Minimum Tax)

        1,555   Denver City and County, Colorado, Airport System Revenue             11/11 at 100.00         AAA          1,655,966
                 Refunding Bonds, Series 2001, 5.500%, 11/15/16 -
                 FGIC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$       3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA     $    3,220,230
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/23 (Pre-refunded 12/01/13) - XLCA Insured

        2,000   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00         AAA          2,045,560
                 Revenue Bonds, Convention Center Hotel, Series 2006,
                 4.750%, 12/01/35 - XLCA Insured

          515   E-470 Public Highway Authority, Colorado, Senior Revenue              9/07 at 101.00         AAA            522,220
                 Bonds, Series 1997A, 5.000%, 9/01/26 - MBIA Insured

        5,100   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          2,397,663
                 Bonds, Series 2000B, 0.000%, 9/01/24 - MBIA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue               9/10 at 31.42         AAA          1,383,550
                 Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

          250   Northwest Parkway Public Highway Authority, Colorado,                 6/11 at 102.00         AAA            266,210
                 Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41 -
                 FSA Insured

        1,100   University of Colorado Hospital Authority, Revenue Bonds,            11/11 at 100.00    Baa1 (3)          1,181,994
                 Series 2001A, 5.600%, 11/15/31 (Pre-refunded 11/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       29,705   Total Colorado                                                                                           24,764,595
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.4%

          500   District of Columbia, Hospital Revenue Refunding Bonds,               5/07 at 102.00         AAA            510,800
                 Medlantic Healthcare Group, Series 1996A, 5.750%, 8/15/16 -
                 MBIA Insured (ETM)

          500   Washington Convention Center Authority, District of Columbia,        10/08 at 101.00         AAA            514,780
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 5.000%, 10/01/21 (Pre-refunded 10/01/08) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,000   Total District of Columbia                                                                                1,025,580
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 2.3%

        1,000   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3          1,056,280
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

        1,500   Jacksonville, Florida, Guaranteed Entitlement Revenue                10/12 at 100.00         AAA          1,589,775
                 Refunding and Improvement Bonds, Series 2002,
                 5.000%, 10/01/21 - FGIC Insured

        2,500   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,          4/15 at 100.00         AAA          2,609,875
                 5.000%, 10/01/41 - FSA Insured

          625   Miami-Dade County Expressway Authority, Florida, Toll System          7/11 at 101.00         Aaa            658,619
                 Revenue Refunding Bonds, Series 2001, 5.125%, 7/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,625   Total Florida                                                                                             5,914,549
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 0.4%

        1,100   Hawaii, Certificates of Participation, Kapolei State Office          11/08 at 101.00         AAA          1,132,516
                 Building, Series 1998A, 5.000%, 5/01/17 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 12.9%

          820   Chicago Metropolitan Housing Development Corporation,                 7/07 at 100.00          AA            821,328
                 Illinois, FHA-Insured Section 8 Assisted Housing Development
                 Revenue Refunding Bonds, Series 1992, 6.800%, 7/01/17

          590   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A,        7/13 at 100.00         AAA            613,871
                 5.000%, 1/01/33 - AMBAC Insured

        1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA          1,747,301
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

          250   Illinois Development Finance Authority, Economic Development          8/08 at 100.00    Baa2 (3)            254,653
                 Revenue Bonds, Latin School of Chicago, Series 1998,
                 5.200%, 8/01/11 (Pre-refunded 8/01/08)

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00         Aaa            669,144
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22
                 (Pre-refunded 5/01/12)

        2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA          2,264,665
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        2,255   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          2,466,812
                 Hospital, Series 2002A, 6.250%, 7/01/22


                                       27

                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,055   Illinois Health Facilities Authority, Revenue Bonds, Loyola           7/11 at 100.00    Baa2 (3)     $    1,149,328
                 University Health System, Series 2001A, 6.125%, 7/01/31
                 (Pre-refunded 7/01/11)

        1,000   Illinois Housing Development Authority, Housing Finance Bonds,        1/15 at 100.00         AAA          1,016,470
                 Series 2005E, 4.750%, 7/01/30 - FGIC Insured

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          6,007,059
                 5.000%, 6/15/22

           45   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/07 at 100.00          A1             45,092
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 6.500%, 6/15/22

        7,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          7,377,090
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        5,045   Sauk Village, Illinois, General Obligation Alternate Revenue         12/12 at 100.00          AA          5,201,496
                 Source Bonds, Tax Increment, Series 2002A, 5.000%, 6/01/22 -
                 RAAI Insured

                Sauk Village, Illinois, General Obligation Alternate Revenue
                Source Bonds, Tax Increment, Series 2002B:
        1,060    0.000%, 12/01/17 - RAAI Insured                                        No Opt. Call          AA            655,970
        1,135    0.000%, 12/01/18 - RAAI Insured                                        No Opt. Call          AA            668,424

        1,100   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,180,586
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00      AA (3)          1,057,200
                 Series 2003, 5.000%, 12/15/21 (Pre-refunded 12/15/11) -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       32,505   Total Illinois                                                                                           33,196,489
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.1%

        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,053,270
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

        1,005   Indiana Housing Finance Authority, Single Family Mortgage             7/11 at 100.00         Aaa          1,021,673
                 Revenue Bonds, Series 2002C-2, 5.250%, 7/01/23
                 (Alternative Minimum Tax)

        4,380   Indiana Municipal Power Agency, Power Supply System Revenue           1/12 at 100.00         AAA          4,628,959
                 Bonds, Series 2002A, 5.125%, 1/01/21 - AMBAC Insured

          355   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/08 at 101.00         AAA            355,646
                 Memorial Health System, Series 1998A, 4.625%, 8/15/28 -
                 MBIA Insured

          750   West Clark 2000 School Building Corporation, Clark County,            1/15 at 100.00         AAA            792,285
                 Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,490   Total Indiana                                                                                             7,851,833
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.3%

        1,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed               6/17 at 100.00         BBB          1,017,620
                 Revenue Bonds, Series 2005B, 0.000%, 6/01/34

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        1,000    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          1,061,260
        3,500    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,776,850

------------------------------------------------------------------------------------------------------------------------------------
        5,500   Total Iowa                                                                                                5,855,730
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.7%

          795   Lawrence, Kansas, Hospital Revenue Bonds, Lawrence                    7/16 at 100.00          A3            810,065
                 Memorial Hospital, Series 2006, 4.875%, 7/01/36

        1,000   Salina, Kansas, Hospital Revenue Bonds, Salina Regional               4/13 at 100.00          A1            989,750
                 Medical Center, Series 2006, 4.500%, 10/01/26

------------------------------------------------------------------------------------------------------------------------------------
        1,795   Total Kansas                                                                                              1,799,815
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.1%

        2,125   Louisiana Public Facilities Authority, Revenue Bonds, Baton           7/14 at 100.00         AAA          2,262,445
                 Rouge General Hospital, Series 2004, 5.250%, 7/01/24 -
                 MBIA Insured


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       3,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA     $    3,123,210
                 University, Series 2002A, 5.125%, 7/01/27 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Louisiana                                                                                           5,385,655
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 3.2%

        3,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          3,224,340
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 6.250%, 10/01/31

        2,565   Massachusetts Turnpike Authority, Metropolitan Highway                7/07 at 102.00         AAA          2,607,399
                 System Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 -
                 MBIA Insured

        2,090   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA          2,267,399
                 Bonds, Series 1993C, 5.250%, 12/01/15 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,655   Total Massachusetts                                                                                       8,099,138
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 2.0%

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         Aa2          3,070,897
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

        2,000   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00          AA          2,034,280
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18

------------------------------------------------------------------------------------------------------------------------------------
        4,900   Total Michigan                                                                                            5,105,177
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 7.5%

        1,500   Clark County, Nevada, General Obligation Bank Bonds,                  6/11 at 100.00         AAA          1,593,945
                 Southern Nevada Water Authority Loan, Series 2001,
                 5.300%, 6/01/19 (Pre-refunded 6/01/11) - FGIC Insured

          500   Clark County, Nevada, Limited Tax General Obligation                  7/07 at 100.00         AAA            502,215
                 Las Vegas Convention and Visitors Authority Bonds,
                 Series 1996, 5.500%, 7/01/17 - MBIA Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
        4,595    0.000%, 1/01/22 - AMBAC Insured                                        No Opt. Call         AAA          2,405,345
       13,250    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         13,702,090

        1,100   Nevada, General Obligation Refunding Bonds, Municipal Bond            5/08 at 100.00         AAA          1,113,024
                 Bank Projects 65 and R-6, Series 1998, 5.000%, 5/15/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,945   Total Nevada                                                                                             19,316,619
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.9%

        2,500   New Jersey Health Care Facilities Financing Authority,                7/13 at 100.00         Ba1          2,605,025
                 Revenue Bonds, Somerset Medical Center, Series 2003,
                 5.500%, 7/01/23

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.375%, 6/01/32 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,139,480
        1,010    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00         AAA          1,149,350

------------------------------------------------------------------------------------------------------------------------------------
        4,510   Total New Jersey                                                                                          4,893,855
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.5%

                University of New Mexico, FHA-Insured Mortgage Hospital
                Revenue Bonds, Series 2004:
          555    4.625%, 1/01/25 - FSA Insured                                        7/14 at 100.00         AAA            563,852
          660    4.625%, 7/01/25 - FSA Insured                                        7/14 at 100.00         AAA            670,527
        2,000    4.750%, 7/01/27 - FSA Insured                                        7/14 at 100.00         AAA          2,049,800
        3,000    4.750%, 1/01/28 - FSA Insured                                        7/14 at 100.00         AAA          3,072,840

------------------------------------------------------------------------------------------------------------------------------------
        6,215   Total New Mexico                                                                                          6,357,019
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 4.9%

        2,045   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00         BBB          2,193,672
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17

          655   Dormitory Authority of the State of New York, Revenue Bonds,          7/10 at 101.00     BBB (3)            718,286
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 6.500%, 7/01/17 (Pre-refunded 7/01/10)


                                       29

                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       2,000   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA     $    2,103,640
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/36 - FSA Insured

        1,700   New York Dormitory Authority, New York, FHA Insured                   8/16 at 100.00         AAA          1,717,782
                 Mortgage Hospital Revenue Bonds, Kaleida Health,
                 Series 2006, 4.700%, 2/15/35 (UB)

        3,000   New York State Tobacco Settlement Financing Corporation,              6/11 at 100.00         AA-          3,189,420
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16

        2,440   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-          2,575,176
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
       11,840   Total New York                                                                                           12,497,976
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 0.6%

        1,500   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA          1,541,340
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.4%

        1,000   Norman Regional Hospital Authority, Oklahoma, Hospital                9/16 at 100.00        BBB-          1,050,470
                 Revenue Bonds, Series 2005, 5.375%, 9/01/36
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.6%

        1,020   Carlisle Area School District, Cumberland County, Pennsylvania,       9/09 at 100.00         Aaa          1,050,508
                 General Obligation Bonds, Series 2004A, 5.000%, 9/01/20 -
                 FGIC Insured

          545   Dauphin County General Authority, Pennsylvania, Health System         2/09 at 101.00         AAA            562,702
                 Revenue Bonds, Pinnacle Health System Project, Series 1999,
                 5.125%, 8/15/17 - MBIA Insured

          455   Dauphin County General Authority, Pennsylvania, Health System         2/09 at 101.00         AAA            471,330
                 Revenue Bonds, Pinnacle Health System Project, Series 1999,
                 5.125%, 8/15/17 (Pre-refunded 2/15/09) - MBIA Insured

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,065,500
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured (Alternative
                 Minimum Tax)

        3,250   Philadelphia School District, Pennsylvania, General Obligation        2/12 at 100.00         AAA          3,504,475
                 Bonds, Series 2002A, 5.500%, 2/01/31 (Pre-refunded 2/01/12) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,270   Total Pennsylvania                                                                                        6,654,515
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.2%

        3,000   Puerto Rico Housing Finance Authority, Capital Fund Program          12/13 at 100.00          AA          3,158,670
                 Revenue Bonds, Series 2003, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.2%

        5,145   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB          5,556,754
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.6%

          700   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A            747,726
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/20

          620   Florence, South Carolina, Water and Sewerage Revenue Bonds,           3/10 at 101.00         AAA            659,971
                 Series 2000, 5.750%, 3/01/20 - AMBAC Insured

        4,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (3)          4,470,280
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19
                 (Pre-refunded 12/01/12)

        2,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A          2,741,425
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18

        2,435   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          2,609,151
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/21 - MBIA Insured

          170   Piedmont Municipal Power Agency, South Carolina, Electric             1/08 at 101.00         AAA            171,714
                 Revenue Refunding Bonds, Series 1998A, 4.750%, 1/01/25 -
                 MBIA Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA (continued)

$         475   The College of Charleston, Charleston South Carolina,                 4/14 at 100.00         Aaa     $      500,180
                 Academic and Administrative Revenue Bonds, Series 2004B,
                 5.125%, 4/01/30 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,900   Total South Carolina                                                                                     11,900,447
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.4%

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,053,620
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 12.6%

        4,000   Brazos River Harbor Navigation District, Brazoria County, Texas,      5/12 at 101.00          A-          4,352,640
                 Environmental Facilities Revenue Bonds, Dow Chemical
                 Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        1,500   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          1,551,015
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        1,210   Cleveland Housing Corporation, Texas, FHA-Insured Section 8           7/07 at 100.00         AAA          1,212,178
                 Assisted Mortgage Revenue Refunding Bonds, Series 1992C,
                 7.375%, 7/01/24 - MBIA Insured

        1,000   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue      12/11 at 100.00         AAA          1,055,890
                 Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) -
                 AMBAC Insured

        2,500   Harris County Health Facilities Development Corporation, Texas,         No Opt. Call         AAA          2,765,300
                 Hospital Revenue Bonds, Texas Children's Hospital, Series 1995,
                 5.500%, 10/01/16 - MBIA Insured (ETM)

        3,000   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA          3,110,160
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

        6,610   Harris County-Houston Sports Authority, Texas, Junior Lien            11/31 at 53.78         AAA          1,126,410
                 Revenue Bonds, Series 2001H, 0.000%, 11/15/41 -
                 MBIA Insured

        2,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/12 at 100.00         AAA          2,143,180
                 Bonds, Series 2002A, 5.625%, 7/01/20 - FSA Insured
                 (Alternative Minimum Tax)

        3,125   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          3,223,594
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32 (Pre-refunded 2/15/12)

        1,400   Kerrville Health Facilities Development Corporation, Texas,             No Opt. Call        BBB-          1,463,826
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.375%, 8/15/35

          220   Killeen Independent School District, Bell County, Texas,              2/08 at 100.00         AAA            222,374
                 General Obligation Bonds, Series 1998, 5.000%, 2/15/14

          780   Killeen Independent School District, Bell County, Texas,              2/08 at 100.00         AAA            789,391
                 General Obligation Bonds, Series 1998, 5.000%, 2/15/14
                 (Pre-refunded 2/15/08)

        1,000   Lewisville Independent School District, Denton County, Texas,         8/11 at 100.00         AAA          1,042,990
                 General Obligation Bonds, Series 2004, 5.000%, 8/15/23

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          5,097,605
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,          5/15 at 100.00         AAA          1,019,880
                 4.750%, 5/15/37 - MBIA Insured

          500   Texas Water Development Board, Senior Lien State Revolving            7/10 at 100.00         AAA            528,270
                 Fund Revenue Bonds, Series 2000A, 5.625%, 7/15/13

        1,560   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,604,819
                 Program, Series 2003A, 5.125%, 8/01/42
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       36,155   Total Texas                                                                                              32,309,522
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.6%

        1,435   Salt Lake City and Sandy Metropolitan Water District, Utah,           7/14 at 100.00         Aaa          1,517,541
                 Water Revenue Bonds, Series 2004, 5.000%, 7/01/21 -
                 AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       31

                        Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.6%

$       3,000   Vermont Housing Finance Agency, Multifamily Housing Bonds,            2/09 at 100.00         AAA     $    3,074,340
                 Series 1999C, 5.800%, 8/15/16 - FSA Insured

        3,600   Vermont Industrial Development Authority, Revenue Refunding           9/07 at 100.00           A          3,608,028
                 Bonds, Stanley Works Inc., Series 1992, 6.750%, 9/01/10

------------------------------------------------------------------------------------------------------------------------------------
        6,600   Total Vermont                                                                                             6,682,368
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.5%

          250   Norfolk, Virginia, Water Revenue Bonds, Series 1995,                 11/07 at 100.00         AAA            252,903
                 5.750%, 11/01/13 - MBIA Insured

        1,000   Virginia Transportation Board, Transportation Revenue Refunding       5/07 at 101.00     AA+ (3)          1,011,740
                 Bonds, U.S. Route 58 Corridor Development Program,
                 Series 1997C, 5.125%, 5/15/19 (Pre-refunded 5/15/07)

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Virginia                                                                                            1,264,643
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.5%

        2,000   Washington State Healthcare Facilities Authority, Revenue            12/07 at 101.00         AAA          2,038,720
                 Bonds, Catholic Health Initiatives, Series 1997A,
                 5.125%, 12/01/17 (Pre-refunded 12/01/07) - MBIA Insured

        6,715   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA          7,009,386
                 Bonds, Sisters of Providence Health System, Series 2001A,
                 5.125%, 10/01/17 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,715   Total Washington                                                                                          9,048,106
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 1.7%

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          1,063,370
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.500%, 8/15/18

        3,335   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA          3,436,017
                 Home Ownership Revenue Bonds, Series 2002G,
                 4.850%, 9/01/17

------------------------------------------------------------------------------------------------------------------------------------
        4,335   Total Wisconsin                                                                                           4,499,387
------------------------------------------------------------------------------------------------------------------------------------
$     257,390   Total Long-Term Investments (cost $241,630,665) - 98.9%                                                 254,191,697
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.3%

          700   Lancaster County Hospital Authority 1, Nebraska, Hospital                                 VMIG-1            700,000
                 Revenue Bonds, Byran Memorial Hospital, Variable Rate
                 Demand Obligations, Series 2002, 3.790%, 6/01/18 -
                 AMBAC Insured (4)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $700,000)                                                                700,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $242,330,665) - 99.2%                                                           254,891,697
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.4)%                                                                       (1,135,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.2%                                                                      3,280,797
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  257,037,494
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Nuveen Select Tax-Free Income Portfolio 3 (NXR)
                        Portfolio of
                                INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.3%

$         500   Marshall County Healthcare Authority, Alabama, Revenue                1/12 at 101.00          A-     $      544,205
                 Bonds, Series 2002A, 6.250%, 1/01/22
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 6.9%

        2,105   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,274,410
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/21 -
                 FSA Insured

        3,350   California Department of Water Resources, Power Supply                5/12 at 101.00          A1          3,723,693
                 Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        2,595   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          2,671,786
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

          500   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            487,540
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 4.500%, 6/01/27

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00     BBB (3)          3,498,060
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

          250   Santa Ana Unified School District, Orange County, California,         8/10 at 101.00         AAA            266,990
                 General Obligation Bonds, Series 2000, 5.700%, 8/01/29 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,800   Total California                                                                                         12,922,479
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.9%

        1,540   Arkansas River Power Authority, Colorado, Power Revenue              10/16 at 100.00         AAA          1,655,007
                 Bonds, Series 2006, 5.250%, 10/01/40 - XLCA Insured

          400   Colorado Department of Transportation, Certificates of                6/14 at 100.00         AAA            417,296
                 Participation, Series 2004, 5.000%, 6/15/34 - MBIA Insured

        2,265   Colorado Health Facilities Authority, Revenue Bonds,                  3/12 at 100.00      AA (3)          2,442,531
                 Catholic Health Initiatives, Series 2002A, 5.500%, 3/01/22 (ETM)

        1,735   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (3)          1,870,590
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22
                 (Pre-refunded 3/01/12)

        2,700   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          2,998,620
                 Bonds, Series 1991D, 7.750%, 11/15/13
                 (Alternative Minimum Tax)

        3,000   Denver Convention Center Hotel Authority, Colorado, Senior           12/13 at 100.00         AAA          3,220,230
                 Revenue Bonds, Convention Center Hotel, Series 2003A,
                 5.000%, 12/01/24 (Pre-refunded 12/01/13) - XLCA Insured

          325   E-470 Public Highway Authority, Colorado, Senior Revenue              9/07 at 101.00         AAA            329,557
                 Bonds, Series 1997A, 5.000%, 9/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,965   Total Colorado                                                                                           12,933,831
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.1%

          250   Connecticut Health and Educational Facilities Authority,              7/07 at 100.00         AAA            250,565
                 Revenue Bonds, Bridgeport Hospital Issue, Series 1992A,
                 6.625%, 7/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 0.1%

           15   District of Columbia, General Obligation Bonds, Series 1993E,         5/07 at 100.00         AAA             15,027
                 6.000%, 6/01/13 - MBIA Insured (ETM)

          235   District of Columbia, General Obligation Refunding Bonds,               No Opt. Call         AAA            254,531
                 Series 1994A-1, 6.500%, 6/01/10 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
          250   Total District of Columbia                                                                                  269,558
------------------------------------------------------------------------------------------------------------------------------------


                                       33

                        Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.5%

$       1,000   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3     $    1,056,280
                 Hospital Revenue Bonds, Tampa General Hospital,
                 Series 2006, 5.250%, 10/01/41

        5,020   JEA St. John's River Power Park System, Florida, Revenue             10/11 at 100.00         Aa2          5,257,647
                 Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18

        4,000   JEA, Florida, Subordinate Lien Electric System Revenue Bonds,        10/07 at 100.00         Aa3          4,005,120
                 Series 2002D, 4.625%, 10/01/22

------------------------------------------------------------------------------------------------------------------------------------
       10,020   Total Florida                                                                                            10,319,047
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 0.4%

          850   Atlanta, Georgia, Airport Facilities Revenue Bonds, Series 1990,        No Opt. Call         AAA            737,630
                 0.000%, 1/01/10 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 17.9%

          190   Chicago Metropolitan Housing Development Corporation,                 7/07 at 100.00          AA            194,834
                 Illinois, FHA-Insured Section 8 Assisted Housing Development
                 Revenue Refunding Bonds, Series 1992, 6.850%, 7/01/22

        1,930   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00      A- (3)          2,096,192
                 Midwestern University, Series 2001B, 5.750%, 5/15/16
                 (Pre-refunded 5/15/11)

        2,185   Illinois Finance Authority, Revenue Bonds, YMCA of Southwest          9/15 at 100.00          AA          2,264,665
                 Illinois, Series 2005, 5.000%, 9/01/31 - RAAI Insured

        4,455   Illinois Health Facilities Authority, Remarketed Revenue Bonds,       8/11 at 103.00         Aa1          4,816,924
                 University of Chicago Project, Series 1985A, 5.500%, 8/01/20

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Evangelical        No Opt. Call     N/R (3)          1,833,495
                 Hospitals Corporation, Series 1992C, 6.250%, 4/15/22 (ETM)

        2,225   Illinois Health Facilities Authority, Revenue Refunding Bonds,        1/13 at 100.00          A2          2,459,982
                 Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17

        2,500   Illinois Housing Development Authority, Homeowner Mortgage            2/16 at 100.00          AA          2,557,975
                 Revenue Bonds, Series 2006C2, 5.050%, 8/01/27
                 (Alternative Minimum Tax)

        5,700   Illinois, Sales Tax Revenue Bonds, First Series 2002,                 6/13 at 100.00         AAA          6,007,059
                 5.000%, 6/15/22

        2,000   Illinois, Sales Tax Revenue Bonds, Series 1997X, 5.600%, 6/15/17      6/07 at 101.00         AAA          2,027,360

        1,000   Kankakee & Will Counties Community Unit School District 5,              No Opt. Call         Aaa            498,880
                 Illinois, General Obligation Bonds, Series 2006,
                 0.000%, 5/01/23 - FSA Insured

        6,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          6,323,218
                 Refunding Bonds, McCormick Place Expansion Project,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured

        1,300   Schaumburg, Illinois, General Obligation Bonds, Series 2004B,        12/14 at 100.00         AAA          1,395,238
                 5.250%, 12/01/34 - FGIC Insured

        1,000   Yorkville, Illinois, General Obligation Debt Certificates,           12/11 at 100.00      AA (3)          1,057,200
                 Series 2003, 5.000%, 12/15/22 (Pre-refunded 12/15/11) -
                 RAAI Insured

------------------------------------------------------------------------------------------------------------------------------------
       31,985   Total Illinois                                                                                           33,533,022
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 6.4%
        1,000   Franklin Community Multi-School Building Corporation,                 7/14 at 100.00         AAA          1,053,270
                 Marion County, Indiana, First Mortgage Revenue Bonds,
                 Series 2004, 5.000%, 7/15/22 - FGIC Insured

        3,500   Indiana Health Facility Financing Authority, Hospital Revenue         9/11 at 100.00          A-          3,539,270
                 Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22

        2,500   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          2,865,975
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,000   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA          2,148,120
                 Waterworks Project, Series 2002A, 5.250%, 7/01/33
                 (Pre-refunded 7/01/12) - MBIA Insured

        2,295   Shelbyville Central Renovation School Building Corporation,           7/15 at 100.00         AAA          2,272,073
                 Indiana, First Mortgage Bonds, Series 2005, 4.375%, 7/15/25 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,295   Total Indiana                                                                                            11,878,708
------------------------------------------------------------------------------------------------------------------------------------


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 5.3%

$       2,745   Iowa Finance Authority, Health Facility Revenue Bonds,                7/16 at 100.00        BBB-     $    2,780,301
                 Care Initiatives Project, Series 2006A, 5.000%, 7/01/20

                Iowa Tobacco Settlement Authority, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        3,850    5.300%, 6/01/25 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          4,085,851
        2,850    5.600%, 6/01/35 (Pre-refunded 6/01/11)                               6/11 at 101.00         AAA          3,075,435

------------------------------------------------------------------------------------------------------------------------------------
        9,445   Total Iowa                                                                                                9,941,587
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.2%

                Lawrence, Kansas, Hospital Revenue Bonds, Lawrence
                Memorial Hospital, Series 2006:
        1,425    5.125%, 7/01/26                                                      7/16 at 100.00          A3          1,498,302
          700    4.875%, 7/01/36                                                      7/16 at 100.00          A3            713,265

------------------------------------------------------------------------------------------------------------------------------------
        2,125   Total Kansas                                                                                              2,211,567
------------------------------------------------------------------------------------------------------------------------------------


                MAINE - 0.7%

        1,200   Maine Health and Higher Educational Facilities Authority,             7/09 at 101.00         AAA          1,267,296
                 Revenue Bonds, Series 1999B, 6.000%, 7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 0.8%

        1,000   Massachusetts Development Finance Agency, Resource                   12/08 at 102.00         BBB          1,029,330
                 Recovery Revenue Bonds, Ogden Haverhill Associates,
                 Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00          AA            544,680
                 Revenue Bonds, Partners HealthCare System Inc.,
                 Series 2001C, 6.000%, 7/01/17

------------------------------------------------------------------------------------------------------------------------------------
        1,500   Total Massachusetts                                                                                       1,574,010
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.7%

        1,500   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00         AAA          1,507,755
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

          400   East Lansing School District, Ingham County, Michigan,                5/10 at 100.00      AA (3)            423,024
                 General Obligation Bonds, Series 2000, 5.625%, 5/01/30
                 (Pre-refunded 5/01/10)

        2,900   Michigan State Hospital Finance Authority, Hospital Revenue          12/12 at 100.00         Aa2          3,070,897
                 Refunding Bonds, Trinity Health Credit Group, Series 2002C,
                 5.375%, 12/01/30

          235   Michigan State Hospital Finance Authority, Revenue Refunding          8/07 at 100.00         BB-            235,174
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.500%, 8/15/18

        1,600   Plymouth-Canton Community School District, Wayne and                  5/09 at 100.00          AA          1,627,424
                 Washtenaw Counties, Michigan, Unlimited Tax General
                 Obligation School Building and Site Bonds, Series 1999,
                 4.750%, 5/01/18

------------------------------------------------------------------------------------------------------------------------------------
        6,635   Total Michigan                                                                                            6,864,274
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.4%

          725   Mississippi Hospital Equipment and Facilities Authority, Revenue      9/14 at 100.00         N/R            745,322
                 Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 2.0%

        3,500   Nebraska Public Power District, General Revenue Bonds,                1/13 at 100.00         AAA          3,674,405
                 Series 2002B, 5.000%, 1/01/33 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.9%

        4,095   Director of Nevada State Department of Business and Industry,         1/10 at 100.00         AAA          4,234,721
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        1,680   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          1,808,722
                 Series 2002, 5.500%, 6/01/22 - FGIC Insured

        2,830   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          3,071,003
                 Series 2002, 5.500%, 6/01/22 (Pre-refunded 6/01/12) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,605   Total Nevada                                                                                              9,114,446
------------------------------------------------------------------------------------------------------------------------------------


                                       35

                        Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.3%

$         530   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2     $      536,943
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 1.4%

                Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                Settlement Asset-Backed Bonds, Series 2003:
        1,000    6.750%, 6/01/39 (Pre-refunded 6/01/13)                               6/13 at 100.00     BBB (3)          1,165,300
        1,355    6.250%, 6/01/43 (Pre-refunded 6/01/13)                               6/13 at 100.00     BBB (3)          1,541,949

------------------------------------------------------------------------------------------------------------------------------------
        2,355   Total New Jersey                                                                                          2,707,249
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 2.2%

        4,000   University of New Mexico, FHA-Insured Mortgage Hospital               7/14 at 100.00         AAA          4,063,800
                 Revenue Bonds, Series 2004, 4.625%, 1/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 3.8%

        1,520   Dormitory Authority of the State of New York, Second General            No Opt. Call          A1          1,611,686
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1990C, 7.500%, 7/01/10

        2,335   Long Island Power Authority, New York, Electric System General        9/11 at 100.00      A- (3)          2,503,377
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21
                 (Pre-refunded 9/01/11)

           35   New York City, New York, General Obligation Bonds,                    5/07 at 100.00         AA-             35,089
                 Series 1991B, 7.000%, 2/01/18

        1,000   New York Dormitory Authority, New York, FHA Insured                   8/16 at 100.00         AAA          1,010,460
                 Mortgage Hospital Revenue Bonds, Kaleida Health,
                 Series 2006, 4.700%, 2/15/35 (UB)

        1,850   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          1,939,873
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/15

------------------------------------------------------------------------------------------------------------------------------------
        6,740   Total New York                                                                                            7,100,485
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 4.2%

        5,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          5,361,850
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 - MBIA Insured

        2,345   Piedmont Triad Airport Authority, North Carolina, Airport             7/11 at 101.00         AAA          2,483,918
                 Revenue Bonds, Series 2001A, 5.250%, 7/01/16 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,345   Total North Carolina                                                                                      7,845,768
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 1.7%

        3,000   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00          AA          3,127,320
                 St. John Health System, Series 2004, 5.000%, 2/15/24
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.4%

        2,435   Dauphin County Industrial Development Authority, Pennsylvania,          No Opt. Call          A-          2,927,966
                 Water Development Revenue Refunding Bonds, Dauphin
                 Consolidated Water Supply Company, Series 1992B,
                 6.700%, 6/01/17

          500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/13 at 100.00        BBB+            525,910
                 Bonds, Widener University, Series 2003, 5.250%, 7/15/24

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,065,500
                 Airport Revenue Bonds, Philadelphia Airport System Project,
                 Series 2001A, 5.500%, 7/01/17 - FGIC Insured (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,935   Total Pennsylvania                                                                                        4,519,376
------------------------------------------------------------------------------------------------------------------------------------


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 4.9%

$       1,500   Lexington County Health Service District, South Carolina,            11/13 at 100.00           A     $    1,644,855
                 Hospital Revenue Refunding and Improvement Bonds,
                 Series 2003, 6.000%, 11/01/18

        1,500   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          1,609,245
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 8/15/20 - MBIA Insured

        2,500   South Carolina JOBS Economic Development Authority,                  11/12 at 100.00          A-          2,659,325
                 Economic Development Revenue Bonds, Bon Secours Health
                 System Inc., Series 2002A, 5.625%, 11/15/30

        3,010   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          3,253,690
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
        8,510   Total South Carolina                                                                                      9,167,115
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 1.1%

        1,010   South Dakota Health and Educational Facilities Authority,             7/12 at 101.00         AAA          1,057,541
                 Revenue Bonds, Avera Health, Series 2002, 5.125%, 7/01/27 -
                 AMBAC Insured

        1,000   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00          A+          1,053,620
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.250%, 11/01/34

------------------------------------------------------------------------------------------------------------------------------------
        2,010   Total South Dakota                                                                                        2,111,161
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.1%

        2,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00         Ba2          2,102,480
                 Tennessee, Hospital Revenue Bonds, Baptist Health System
                 of East Tennessee Inc., Series 2002, 6.375%, 4/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 10.6%

        1,500   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          1,551,015
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/45 - FGIC Insured

        2,500   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA          2,591,800
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

        3,000   Houston, Texas, Subordinate Lien Airport System Revenue               7/12 at 100.00         AAA          3,228,030
                 Bonds, Series 2002B, 5.500%, 7/01/18 - FSA Insured

        3,125   Katy Independent School District, Harris, Fort Bend and Waller        2/12 at 100.00         AAA          3,223,594
                 Counties, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32 (Pre-refunded 2/15/12)

          400   Killeen Independent School District, Bell County, Texas, General      2/08 at 100.00         AAA            404,316
                 Obligation Bonds, Series 1998, 5.000%, 2/15/14

        1,425   Killeen Independent School District, Bell County, Texas, General      2/08 at 100.00         AAA          1,442,157
                 Obligation Bonds, Series 1998, 5.000%, 2/15/14
                 (Pre-refunded 2/15/08)

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          5,097,605
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        1,750   Texas, General Obligation Bonds, Water Financial Assistance           8/13 at 100.00         Aa1          1,800,278
                 Program, Series 2003A, 5.125%, 8/01/42
                 (Alternative Minimum Tax)

          500   Victoria, Texas, General Obligation Bonds, Series 2001,               8/11 at 100.00         AAA            521,495
                 5.000%, 8/15/23 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,950   Total Texas                                                                                              19,860,290
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 0.3%

          510   Port of Seattle, Washington, Revenue Bonds, Series 2001A,            10/11 at 100.00         AAA            526,687
                 5.000%, 4/01/31 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       37

                        Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.5%

$       2,500   Wisconsin, General Obligation Refunding Bonds, Series 2003-3,        11/13 at 100.00         AA-     $    2,617,600
                 5.000%, 11/01/26
------------------------------------------------------------------------------------------------------------------------------------
$     175,035   Total Investments (cost $176,314,379) - 99.0%                                                           185,068,226
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.4)%                                                                         (665,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      2,565,721
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $  186,968,947
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Nuveen California Select Tax-Free Income Portfolio (NXC)
                        Portfolio of
                                INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.3%

$         235   California County Tobacco Securitization Agency, Tobacco              6/15 at 100.00         BBB     $      228,784
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        1,620   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00         BBB          1,638,306
                 Settlement Asset-Backed Revenue Bonds, Fresno County
                 Tobacco Funding Corporation, Series 2002, 5.625%, 6/01/23

        4,045   Golden State Tobacco Securitization Corporation, California,          6/22 at 100.00         BBB          3,053,894
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
        5,900   Total Consumer Staples                                                                                    4,920,984
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 9.3%

        1,000   California Educational Facilities Authority, Revenue Bonds,          12/09 at 101.00         AAA          1,037,890
                 Stanford University, Series 1999P, 5.000%, 12/01/23

           45   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00          A3             46,866
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

        1,000   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,068,750
                 University of San Diego, Series 2002A, 5.500%, 10/01/32

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           35    5.000%, 11/01/21                                                    11/15 at 100.00          A2             37,064
           45    5.000%, 11/01/25                                                    11/15 at 100.00          A2             47,355

        3,000   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          3,190,980
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.500%, 10/01/19

        2,000   California State Public Works Board, Lease Revenue Bonds,            10/12 at 100.00         AAA          2,090,380
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.000%, 10/01/22 - FSA Insured

        1,000   Long Beach Bond Financing Authority, California, Lease               11/11 at 101.00         AAA          1,055,690
                 Revenue Refunding Bonds, Long Beach Aquarium of the
                 South Pacific, Series 2001, 5.250%, 11/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,125   Total Education and Civic Organizations                                                                   8,574,975
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 11.3%

          335   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2            347,452
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

        2,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          2,116,440
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,500   California Statewide Community Development Authority,                 6/13 at 100.00         AAA          1,608,390
                 Hospital Revenue Bonds, Monterey Peninsula Hospital,
                 Series 2003B, 5.250%, 6/01/18 - FSA Insured

        1,500   California Statewide Community Development Authority,                11/09 at 102.00           A          1,567,950
                 Insured Mortgage Hospital Revenue Bonds, Mission
                 Community Hospital, Series 2001, 5.375%, 11/01/26

        1,515   California Statewide Community Development Authority,                 3/16 at 100.00          A+          1,556,087
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

          545   California Statewide Community Development Authority,                 8/16 at 100.00          A+            577,340
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,880   California Statewide Community Development Authority,                 6/07 at 101.00         AAA          1,904,064
                 Revenue Bonds, Los Angeles Orthopaedic Hospital Foundation,
                 Series 2000, 5.500%, 6/01/17 - AMBAC Insured

          775   Central California Joint Powers Health Finance Authority,             8/07 at 100.00        Baa2            775,155
                 Certificates of Participation, Community Hospitals of Central
                 California, Series 1993, 5.000%, 2/01/23

------------------------------------------------------------------------------------------------------------------------------------
       10,050   Total Health Care                                                                                        10,452,878
------------------------------------------------------------------------------------------------------------------------------------


                                       39

                        Nuveen California Select Tax-Free Income Portfolio (NXC) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 0.9%

$         750   California Statewide Community Development Authority,                 8/12 at 100.00           A     $      793,193
                 Student Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.2%

          145   California Housing Finance Agency, Home Mortgage Revenue              2/16 at 100.00         AAA            155,236
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.0%

        1,250   California Pollution Control Financing Authority, Solid Waste           No Opt. Call        BBB+          1,327,575
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)

          500   California Pollution Control Financing Authority, Solid Waste         1/16 at 102.00         BBB            514,000
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Industrials                                                                                         1,841,575
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.7%

        1,500   ABAG Finance Authority for Non-Profit Corporations,                  11/12 at 100.00           A          1,566,660
                 California, Insured Senior Living Revenue Bonds, Odd Fellows
                 Home of California, Series 2003A, 5.200%, 11/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.4%

          500   California, General Obligation Bonds, Series 2003,                   11/13 at 100.00          AA            539,460
                 5.250%, 11/01/19 - RAAI Insured

                California, General Obligation Bonds, Series 2004:
          750    5.000%, 2/01/23                                                      2/14 at 100.00          A+            791,445
          800    5.125%, 4/01/25                                                      4/14 at 100.00          A+            851,728

        1,000   Fremont Unified School District, Alameda County, California,          8/12 at 101.00         AAA          1,068,900
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/21 -
                 FGIC Insured

                Golden West Schools Financing Authority, California, General
                Obligation Revenue Refunding Bonds, School District Program,
                Series 1999A:
        4,650    0.000%, 8/01/16 - MBIA Insured                                         No Opt. Call         AAA          3,196,271
        1,750    0.000%, 2/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,172,745
        2,375    0.000%, 8/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,558,736
        2,345    0.000%, 2/01/18 - MBIA Insured                                         No Opt. Call         AAA          1,500,823

                Mountain View-Los Altos Union High School District, Santa Clara
                County, California, General Obligation Capital Appreciation
                Bonds, Series 1995C:
        1,015    0.000%, 5/01/17 - MBIA Insured                                         No Opt. Call         AAA            673,178
        1,080    0.000%, 5/01/18 - MBIA Insured                                         No Opt. Call         AAA            683,986

          100   Roseville Joint Union High School District, Placer County,            8/15 at 100.00         AAA            106,041
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,220   Sacramento City Unified School District, Sacramento County,           7/15 at 100.00         Aaa          3,412,878
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        1,500   San Diego Unified School District, San Diego County, California,      7/13 at 101.00         AAA          1,639,245
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/24 -
                 FSA Insured

          768   San Diego Unified School District, San Diego County, California,      7/16 at 101.00         AAA            773,698
                 General Obligation Bonds, Series 2006F-1, 4.500%, 7/01/29 -
                 FSA Insured (UB)

        2,565   Sunnyvale School District, Santa Clara County, California,            9/15 at 100.00         AAA          2,723,184
                 General Obligation Bonds, Series 2005A, 5.000%, 9/01/26 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       24,418   Total Tax Obligation/General                                                                             20,692,318
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 19.3%

        1,000   Bell Community Redevelopment Agency, California, Tax                 10/13 at 100.00          AA          1,081,240
                 Allocation Bonds, Bell Project Area, Series 2003,
                 5.625%, 10/01/33 - RAAI Insured

        3,500   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call         AAA          4,114,005
                 Department of Corrections, Calipatria State Prison,
                 Series 1991A, 6.500%, 9/01/17 - MBIA Insured

        1,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          1,101,470
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.500%, 6/01/23

          660   California, Economic Recovery Revenue Bonds, Series 2004A,            7/14 at 100.00         AA+            713,671
                 5.000%, 7/01/15


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         120   Capistrano Unified School District, Orange County, California,        9/15 at 100.00         AAA     $      127,400
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          360   Chino Redevelopment Agency, California, Merged Chino                  9/16 at 101.00         AAA            382,997
                 Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured (UB)

        1,000   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA          1,052,910
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        1,050   Golden State Tobacco Securitization Corporation, California,          6/15 at 100.00         AAA          1,210,335
                 Enhanced Asset Backed Settlement Revenue Bonds,
                 Series 2005A, Residual Series 1503, 7.117%, 6/01/38 -
                 FGIC Insured (IF)

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           60    5.000%, 9/01/26                                                      9/16 at 100.00         N/R             60,740
          135    5.125%, 9/01/36                                                      9/16 at 100.00         N/R            137,519

          215   Los Angeles Community Redevelopment Agency, California,               9/15 at 100.00         Aaa            225,763
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,300   Orange County, California, Special Tax Bonds, Community               8/12 at 101.00         N/R          1,361,490
                 Facilities District 03-1 of Ladera Ranch, Series 2004A,
                 5.625%, 8/15/34

          105   Rialto Redevelopment Agency, California, Tax Allocation Bonds,        9/15 at 100.00         AAA            110,104
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          130   Roseville, California, Certificates of Participation, Public          8/13 at 100.00         AAA            135,910
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

          605   Sacramento City Financing Authority, California, Lease Revenue          No Opt. Call         AAA            684,461
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 MBIA Insured

        3,000   San Mateo County Transit District, California, Sales Tax Revenue      6/15 at 100.00         AAA          3,205,440
                 Bonds, Series 2005A, 5.000%, 6/01/21 - MBIA Insured

        1,000   Santa Clara County Board of Education, California, Certificates       4/12 at 101.00         AAA          1,054,530
                 of Participation, Series 2002, 5.000%, 4/01/25 - MBIA Insured

        1,000   Travis Unified School District, Solano County, California,            9/16 at 100.00         Aaa          1,060,480
                 Certificates of Participation, Series 2006, 5.000%, 9/01/26 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       16,240   Total Tax Obligation/Limited                                                                             17,820,465
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 8.2%

        1,150   Foothill/Eastern Transportation Corridor Agency, California,          1/10 at 100.00        BBB-          1,160,649
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        5,000   Los Angeles Harbors Department, California, Revenue Refunding         8/11 at 100.00         AAA          5,290,447
                 Bonds, Series 2001B, 5.500%, 8/01/17 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,076,240
                 5.250%, 11/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,150   Total Transportation                                                                                      7,527,336
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 14.3% (3)

          400   Beverly Hills Unified School District, Los Angeles County,            8/12 at 100.00      AA (3)            427,648
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 (Pre-refunded 8/01/12)

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,000    5.750%, 5/01/17 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,218,280
        2,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          2,160,620

          750   California Educational Facilities Authority, Revenue Bonds,           8/09 at 100.00      A1 (3)            782,678
                 Pepperdine University, Series 2002A, 5.500%, 8/01/32
                 (Pre-refunded 8/01/09)

        2,600   California Educational Facilities Authority, Revenue Bonds,          11/11 at 100.00      A2 (3)          2,778,100
                 University of the Pacific, Series 2002, 5.250%, 11/01/21
                 (Pre-refunded 11/01/11)

        1,000   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00      A+ (3)          1,088,790
                 5.125%, 2/01/27 (Pre-refunded 2/01/14)

        1,400   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,536,738
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.500%, 6/01/33 (Pre-refunded 6/01/13)


                                       41

                        Nuveen California Select Tax-Free Income Portfolio (NXC) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (3) (continued)

$       2,000   North Orange County Community College District,                       8/12 at 101.00         AAA     $    2,150,760
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/22 (Pre-refunded 8/01/12) - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,150   Total U.S. Guaranteed                                                                                    13,143,614
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.9%

          200   Los Angeles Department of Water and Power, California,                7/13 at 100.00         AAA            213,750
                 Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                 MBIA Insured

          215   Merced Irrigation District, California, Electric System Revenue       9/15 at 100.00         AAA            228,113
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        1,225   Turlock Irrigation District, California, Revenue Refunding              No Opt. Call         Aaa          1,307,994
                 Bonds, Series 1992A, 6.250%, 1/01/12 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,640   Total Utilities                                                                                           1,749,857
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 2.6%

          150   Healdsburg Public Financing Authority, California, Wastewater         4/16 at 100.00         AAA            158,516
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          250   Sacramento County Sanitation District Financing Authority,            6/16 at 100.00         AAA            266,153
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

          825   South Feather Water and Power Agency, California, Water               4/13 at 100.00         BBB            868,362
                 Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24

        1,000   Woodbridge Irrigation District, California, Certificates              7/13 at 100.00        BBB+          1,055,630
                 of Participation, Water Systems Project, Series 2003,
                 5.625%, 7/01/43

------------------------------------------------------------------------------------------------------------------------------------
        2,225   Total Water and Sewer                                                                                     2,348,661
------------------------------------------------------------------------------------------------------------------------------------
$      92,043   Total Long-Term Investments (cost $86,590,871) - 99.4%                                                   91,587,752
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.5%

          500   California Department of Water Resources, Power Supply                                      A-1+            500,000
                 Revenue Bonds, Variable Rate Demand Obligations,
                 Series 2002C-7, 3.550%, 5/01/22 - FSA Insured (4)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $500,000)                                                                500,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $87,090,871) - 99.9%                                                             92,087,752
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (0.8)%                                                                         (758,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.9%                                                                        847,281
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   92,177,033
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                    N/R  Not rated.

                   (IF)  Inverse floating rate investment.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Nuveen New York Select Tax-Free Income Portfolio (NXN)
                        Portfolio of
                                INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 0.2%

$         100   New York City Industrial Development Agency, New York,                9/15 at 100.00        BBB-     $      103,511
                 Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
                 5.000%, 9/01/35
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 1.9%

                TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006:
          495    4.750%, 6/01/22                                                      6/16 at 100.00         BBB            496,980
          540    5.000%, 6/01/26                                                      6/16 at 100.00         BBB            548,338

------------------------------------------------------------------------------------------------------------------------------------
        1,035   Total Consumer Staples                                                                                    1,045,318
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 9.4%

           50   Albany Industrial Development Agency, New York, Revenue               4/17 at 100.00         N/R             50,609
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/37

        1,700   Amherst Industrial Development Agency, New York, Revenue              8/12 at 101.00         AAA          1,800,776
                 Bonds, UBF Faculty/Student Housing Corporation,
                 University of Buffalo Creekside Project, Series 2002A,
                 5.000%, 8/01/22 - AMBAC Insured

           30   Cattaraugus County Industrial Development Agency, New York,           5/16 at 100.00        BBB-             31,210
                 Revenue Bonds, St. Bonaventure University, Series 2006,
                 5.000%, 5/01/23

          430   Dormitory Authority of the State of New York, General Revenue         7/17 at 100.00          AA            450,171
                 Bonds, Manhattan College, Series 2007A, 5.000%, 7/01/41 -
                 RAAI Insured

          785   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00         AAA            815,968
                 Bonds, Iona College, Series 2002, 5.000%, 7/01/22 -
                 XLCA Insured

          405   Dormitory Authority of the State of New York, Second General            No Opt. Call         AAA            430,535
                 Resolution Consolidated Revenue Bonds, City University
                 System, Series 1990C, 7.500%, 7/01/10 - FGIC Insured

          100   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-            104,543
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/35

          100   New York City Industrial Development Agency, New York,               10/14 at 100.00          A-            103,851
                 Civic Facility Revenue Bonds, St. Francis College, Series 2004,
                 5.000%, 10/01/34

          500   New York City Industrial Development Agency, New York, Civic          2/11 at 100.00          A-            517,410
                 Facility Revenue Bonds, YMCA of Greater New York,
                 Series 2002, 5.250%, 8/01/21

          250   New York City Industrial Development Agency, New York,                1/17 at 100.00         AAA            265,340
                 PILOT Revenue Bonds, Queens Baseball Stadium Project,
                 Series 2006, 5.000%, 1/01/36 - AMBAC Insured

          450   New York City Industrial Development Authority, New York,             9/16 at 100.00         AAA            476,856
                 PILOT Revenue Bonds, Yankee Stadium Project, Series 2006,
                 5.000%, 3/01/36 - MBIA Insured

          200   Puerto Rico Industrial, Tourist, Educational, Medical and             2/09 at 101.00        BBB-            205,608
                 Environmental Control Facilities Financing Authority, Higher
                 Education Revenue Bonds, Ana G. Mendez University System,
                 Series 1999, 5.375%, 2/01/19

------------------------------------------------------------------------------------------------------------------------------------
        5,000   Total Education and Civic Organizations                                                                   5,252,877
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 13.1%

          450   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA            473,954
                 Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
                 5.000%, 8/01/29 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Lenox Hill Hospital Obligated Group, Series 2001:
          110    5.375%, 7/01/20                                                      7/11 at 101.00         Ba2            114,789
          100    5.500%, 7/01/30                                                      7/11 at 101.00         Ba2            104,434

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/16 at 100.00          AA            528,215
                 Memorial Sloan Kettering Cancer Center, Series 2006-1,
                 5.000%, 7/01/35


                                       43

                        Nuveen New York Select Tax-Free Income Portfolio (NXN) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         670   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00         AAA     $      715,681
                 Memorial Sloan-Kettering Cancer Center, Series 2003-1,
                 5.000%, 7/01/21 - MBIA Insured

          410   Dormitory Authority of the State of New York, Revenue Bonds,          8/14 at 100.00         AAA            445,789
                 New York and Presbyterian Hospital, Series 2004A,
                 5.250%, 8/15/15 - FSA Insured

          250   Dormitory Authority of the State of New York, Revenue Bonds,          5/13 at 100.00          A3            265,553
                 North Shore Long Island Jewish Group, Series 2003,
                 5.375%, 5/01/23

        1,680   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,785,638
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001A, 5.250%, 7/01/17 - AMBAC Insured

        1,195   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AAA          1,270,142
                 Winthrop South Nassau University Health System Obligated
                 Group, Series 2001B, 5.250%, 7/01/17 - AMBAC Insured

          500   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00        Baa1            528,485
                 Winthrop-South Nassau University Hospital Association,
                 Series 2003A, 5.500%, 7/01/32

          750   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            803,078
                 Health System Revenue Bonds, Series 2003A, 5.250%, 2/15/21 -
                 AMBAC Insured

          250   New York City Industrial Development Agency, New York, Civic          7/12 at 101.00          B2            268,230
                 Facility Revenue Bonds, Staten Island University Hospital,
                 Series 2002C, 6.450%, 7/01/32

------------------------------------------------------------------------------------------------------------------------------------
        6,865   Total Health Care                                                                                         7,303,988
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.7%

        1,000   New Hartford-Sunset Woods Funding Corporation, New York,              8/12 at 101.00         AAA          1,063,450
                 FHA-Insured Mortgage Revenue Bonds, Sunset Woods
                 Apartments II Project, Series 2002, 5.350%, 2/01/20

          250   New York City Housing Development Corporation, New York,              5/14 at 100.00          AA            263,040
                 Multifamily Housing Revenue Bonds, Series 2004A,
                 5.250%, 11/01/30

          160   New York City Housing Development Corporation, New York,             11/15 at 100.00          AA            162,531
                 Multifamily Housing Revenue Bonds, Series 2005F-1,
                 4.750%, 11/01/35

------------------------------------------------------------------------------------------------------------------------------------
        1,410   Total Housing/Multifamily                                                                                 1,489,021
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 8.2%

        2,000   New York State Mortgage Agency, Homeowner Mortgage                   10/11 at 100.00         Aa1          2,039,780
                 Revenue Bonds, Series 101, 5.000%, 10/01/18
                 (Alternative Minimum Tax)

        2,500   New York State Mortgage Agency, Mortgage Revenue Bonds,               4/11 at 100.00         Aaa          2,552,049
                 Thirty-First Series A, 5.300%, 10/01/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Housing/Single Family                                                                               4,591,829
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 11.6%

        2,000   Dormitory Authority of the State of New York, FHA-Insured             8/11 at 101.00         AAA          2,116,979
                 Nursing Home Mortgage Revenue Bonds, Norwegian Christian
                 Home and Health Center, Series 2001, 5.200%, 8/01/36 -
                 MBIA Insured

          100   Dormitory Authority of the State of New York, Non-State              11/16 at 100.00         Aa3            104,624
                 Supported Debt, Ozanam Hall of Queens Nursing Home
                 Revenue Bonds, Series 2006, 5.000%, 11/01/31

           50   Dormitory Authority of the State of New York, Revenue Bonds,          7/15 at 100.00           A             51,635
                 Providence Rest, Series 2005, 5.000%, 7/01/35 - ACA Insured

        2,000   East Rochester Housing Authority, New York, FHA-Insured               8/12 at 101.00         AAA          2,079,340
                 Mortgage Revenue Refunding Bonds, Jewish Home of
                 Rochester, Series 2002, 4.625%, 2/15/17

        1,000   East Rochester Housing Authority, New York, Revenue Bonds,           12/12 at 103.00         AAA          1,079,860
                 GNMA/FHA-Secured Revenue Bonds, St. Mary's Residence
                 Project, Series 2002A, 5.375%, 12/20/22

        1,000   New York City Industrial Development Agency, New York,               11/12 at 101.00         AA+          1,036,440
                 GNMA Collateralized Mortgage Revenue Bonds, Eger Harbor
                 House Inc., Series 2002A, 4.950%, 11/20/32

------------------------------------------------------------------------------------------------------------------------------------
        6,150   Total Long-Term Care                                                                                      6,468,878
------------------------------------------------------------------------------------------------------------------------------------


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 7.0%

                Clarkstown, Rickland County, New York, Various Purposes
                Serial Bonds, Series 1992:
$         505    5.600%, 6/15/10 - AMBAC Insured                                        No Opt. Call         AAA     $      535,426
          525    5.600%, 6/15/11 - AMBAC Insured                                        No Opt. Call         AAA            565,147
          525    5.600%, 6/15/12 - AMBAC Insured                                        No Opt. Call         AAA            575,894

          405   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA            400,460
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

          195   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA            206,509
                 Bonds, Series 2006A, 5.000%, 2/15/47 - FGIC Insured (UB)

          300   New York City, New York, General Obligation Bonds, Fiscal             8/14 at 100.00         AA-            324,927
                 Series 2004C, 5.250%, 8/15/16

          500   New York City, New York, General Obligation Bonds, Fiscal            11/14 at 100.00         AAA            534,785
                 Series 2004E, 5.000%, 11/01/19 - FSA Insured

          200   New York City, New York, General Obligation Bonds, Fiscal             3/15 at 100.00         AAA            214,002
                 Series 2005J, 5.000%, 3/01/19 - FGIC Insured

          500   West Islip Union Free School District, Suffolk County, New York,     10/15 at 100.00         Aaa            542,490
                 General Obligation Bonds, Series 2005, 5.000%, 10/01/16 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,655   Total Tax Obligation/General                                                                              3,899,640
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 17.2%

          600   Battery Park City Authority, New York, Senior Revenue Bonds,         11/13 at 100.00         AAA            636,918
                 Series 2003A, 5.000%, 11/01/23

          300   Dormitory Authority of the State of New York, Revenue Bonds,            No Opt. Call         AAA            324,354
                 Mental Health Services Facilities Improvements,
                 Series 2005D-1, 5.000%, 2/15/15 - FGIC Insured

                Dormitory Authority of the State of New York, State Personal
                Income Tax Revenue Bonds, Series 2006C:
          105    5.000%, 12/15/31 (UB)                                               12/16 at 100.00         AAA            112,023
        1,650    5.000%, 12/15/35 (UB)                                               12/16 at 100.00         AAA          1,757,646
          210    5.000%, 12/15/35 (UB)                                               12/16 at 100.00         AAA            223,700

          500   Erie County Industrial Development Agency, New York, School           5/14 at 100.00         AAA            559,395
                 Facility Revenue Bonds, Buffalo City School District,
                 Series 2004, 5.750%, 5/01/26 - FSA Insured

          500   Metropolitan Transportation Authority, New York, State Service        7/12 at 100.00         AAA            541,955
                 Contract Refunding Bonds, Series 2002A, 5.500%, 1/01/20 -
                 MBIA Insured

           95   Nassau County Interim Finance Authority, New York, Sales             11/07 at 100.00         AAA             95,924
                 Tax Secured Revenue Bonds, Series 2001A-2, 5.125%, 11/15/21 -
                 AMBAC Insured

                New York City Sales Tax Asset Receivable Corporation, New York,
                Dedicated Revenue Bonds, Local Government Assistance
                Corporation, Series 2004A:
          250    5.000%, 10/15/25 - MBIA Insured                                     10/14 at 100.00         AAA            265,380
          200    5.000%, 10/15/26 - MBIA Insured                                     10/14 at 100.00         AAA            212,172
        1,225    5.000%, 10/15/29 - AMBAC Insured                                    10/14 at 100.00         AAA          1,297,104

          670   New York City Transitional Finance Authority, New York, Future        2/13 at 100.00         AAA            707,031
                 Tax Secured Bonds, Fiscal Series 2003E, 5.000%, 2/01/23

          250   New York State Thruway Authority, Highway and Bridge Trust            4/14 at 100.00         AAA            266,238
                 Fund Bonds, Second Generation, Series 2004, 5.000%, 4/01/21 -
                 MBIA Insured

          570   New York State Thruway Authority, Highway and Bridge Trust              No Opt. Call         AAA            656,971
                 Fund Bonds, Second Generation, Series 2005B, 5.500%, 4/01/20 -
                 AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        1,000    5.250%, 6/01/20 - AMBAC Insured                                      6/13 at 100.00         AAA          1,074,760
          250    5.250%, 6/01/21 - AMBAC Insured                                      6/13 at 100.00         AAA            268,263

          500   New York State Tobacco Settlement Financing Corporation,              6/13 at 100.00         AA-            541,610
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/21

           45   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-             47,493
                 Center Bonds, Series 1990E, 7.250%, 1/01/10

------------------------------------------------------------------------------------------------------------------------------------
        8,920   Total Tax Obligation/Limited                                                                              9,588,937
------------------------------------------------------------------------------------------------------------------------------------


                                       45

                        Nuveen New York Select Tax-Free Income Portfolio (NXN) (continued)
                             Portfolio of INVESTMENTS March 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 3.8%

$         400   Albany Parking Authority, New York, Revenue Bonds,                    7/11 at 101.00        BBB+     $      425,084
                 Series 2001A, 5.625%, 7/15/25

          500   Metropolitan Transportation Authority, New York, Transportation         No Opt. Call         AAA            544,825
                 Revenue Bonds, Series 2003A, 5.000%, 11/15/15 - FGIC Insured

           50   New York State Thruway Authority, General Revenue Bonds,              1/15 at 100.00         AAA             52,739
                 Series 2005F, 5.000%, 1/01/30 - AMBAC Insured

                New York State Thruway Authority, General Revenue Bonds,
                Series 2005G:
          100    5.000%, 1/01/30 - FSA Insured                                        7/15 at 100.00         AAA            105,918
          600    5.000%, 1/01/32 - FSA Insured                                        7/15 at 100.00         AAA            634,650

                Port Authority of New York and New Jersey, Consolidated
                Revenue Bonds, One Hundred Fortieth Series 2005:
          250    5.000%, 12/01/19 - FSA Insured                                       6/15 at 101.00         AAA            269,615
          105    5.000%, 12/01/31 - XLCA Insured                                      6/15 at 101.00         AAA            111,387

------------------------------------------------------------------------------------------------------------------------------------
        2,005   Total Transportation                                                                                      2,144,218
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 10.4% (3)

        1,000   Dormitory Authority of the State of New York, Insured Revenue         7/07 at 101.00         AAA          1,013,840
                 Bonds, Rochester Institute of Technology, Series 1997,
                 5.250%, 7/01/22 (Pre-refunded 7/01/07) - MBIA Insured

        1,240   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          1,464,378
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16 (ETM)

          320   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA            328,650
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22
                 (Pre-refunded 6/01/08) - FSA Insured

          750   New York State Thruway Authority, Highway and Bridge Trust            4/13 at 100.00         AAA            814,373
                 Fund Bonds, Second Generation, Series 2003A,
                 5.250%, 4/01/23 (Pre-refunded 4/01/13) - MBIA Insured

          500   New York State Urban Development Corporation, State                   3/13 at 100.00         AAA            549,265
                 Personal Income Tax Revenue Bonds, State Facilities and
                 Equipment, Series 2002C-1, 5.500%, 3/15/21
                 (Pre-refunded 3/15/13) - FGIC Insured

          485   Suffolk County Water Authority, New York, Water Revenue                 No Opt. Call         AAA            524,004
                 Bonds, Series 1986V, 6.750%, 6/01/12 (ETM)

        1,040   TSASC Inc., New York, Tobacco Asset-Backed Bonds,                     7/12 at 100.00         AAA          1,118,031
                 Series 2002-1, 5.500%, 7/15/24 (Pre-refunded 7/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        5,335   Total U.S. Guaranteed                                                                                     5,812,541
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 3.4%

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
          570    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA            607,728
          430    5.000%, 12/01/25 - FGIC Insured                                      6/16 at 100.00         AAA            457,782

          500   New York State Energy Research and Development Authority,             3/08 at 101.50         AAA            505,290
                 Pollution Control Revenue Bonds, New York State Electric
                 and Gas Corporation, Series 2005A, 4.100%, 3/15/15 -
                 MBIA Insured

          250   Niagara County Industrial Development Agency, New York,              11/11 at 101.00        Baa3            261,420
                 Solid Waste Disposal Facility Revenue Bonds, American
                 Ref-Fuel Company of Niagara LP, Series 2001A,
                 5.450%, 11/15/26 (Mandatory put 11/15/12)
                 (Alternative Minimum Tax)

           60   Westchester County Industrial Development Agency,                     7/07 at 101.00         BBB             60,773
                 Westchester County, New York, Resource Recovery Revenue
                 Bonds, RESCO Company, Series 1996, 5.500%, 7/01/09
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,810   Total Utilities                                                                                           1,892,993
------------------------------------------------------------------------------------------------------------------------------------


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION                                                            PROVISIONS (1)   RATINGS (2)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 12.2%

$       2,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00         AA+     $    2,631,424
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2001C, 5.125%, 6/15/33

                New York State Environmental Facilities Corporation, State
                Clean Water and Drinking Water Revolving Funds Revenue
                Bonds, New York City Municipal Water Finance Authority Loan,
                Series 2002B:
        2,000    5.250%, 6/15/19                                                      6/12 at 100.00         AAA          2,146,979
        2,000    5.000%, 6/15/27                                                      6/12 at 100.00         AAA          2,083,059

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Water and Sewer                                                                                     6,861,462
------------------------------------------------------------------------------------------------------------------------------------
$      53,285   Total Investments (cost $54,259,312) - 101.1%                                                            56,455,213
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.1)%                                                                       (1,710,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.0%                                                                      1,082,663
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   55,827,876
                ====================================================================================================================

                    (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (3) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest.

                    N/R  Not rated.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                          ASSETS AND LIABILITIES March 31, 2007
                                                        SELECT            SELECT            SELECT       CALIFORNIA        NEW YORK
                                                      TAX-FREE        TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE SELECT TAX-FREE
                                                         (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value
   (cost $223,158,351, $242,330,665,
   $176,314,379, $87,090,871 and
   $54,259,312, respectively)                     $237,548,517      $254,891,697      $185,068,226      $92,087,752     $56,455,213
Cash                                                        --                --                --               --         315,024
Receivables:
   Interest                                          3,717,846         3,739,771         2,741,301        1,149,895         790,204
   Investments sold                                    750,000                --                --               --              --
Other assets                                            71,175            75,100            56,300           31,722          22,568
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 242,087,538       258,706,568       187,865,827       93,269,369      57,583,009
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                         854,200           355,187           102,291          266,632              --
Floating rate obligations                                   --         1,135,000           665,000          758,000       1,710,000
Accrued expenses:
   Management fees                                      46,747            60,646            44,531           22,298          13,504
   Other                                               112,371           118,241            85,058           45,406          31,629
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                              1,013,318         1,669,074           896,880        1,092,336       1,755,133
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $241,074,220      $257,037,494      $186,968,947      $92,177,033     $55,827,876
====================================================================================================================================
Shares outstanding                                  16,382,202        17,607,068        12,964,124        6,257,070       3,908,223
====================================================================================================================================
Net asset value per share outstanding             $      14.72      $      14.60      $      14.42      $     14.73     $     14.28
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                  $    163,822      $    176,071      $    129,641      $    62,571     $    39,082
Paid-in surplus                                    227,694,687       245,689,700       178,371,732       87,121,715      53,622,239
Undistributed (Over-distribution of)
   net investment income                               318,396            (7,095)         (252,182)         (70,984)        (76,409)
Accumulated net realized gain
   (loss) from investments                          (1,492,851)       (1,382,214)          (34,091)          66,850          47,063
Net unrealized appreciation
   (depreciation) of investments                    14,390,166        12,561,032         8,753,847        4,996,881       2,195,901
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $241,074,220      $257,037,494      $186,968,947      $92,177,033     $55,827,876
====================================================================================================================================
Authorized shares                                    Unlimited         Unlimited         Unlimited        Unlimited       Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                            OPERATIONS Year Ended March 31, 2007
                                                        SELECT            SELECT            SELECT       CALIFORNIA        NEW YORK
                                                      TAX-FREE        TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE SELECT TAX-FREE
                                                         (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $12,206,838       $12,442,584       $ 8,950,610       $4,380,272      $2,642,425
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                        552,849           714,491           525,211          262,540         159,415
Shareholders' servicing agent fees and expenses         31,347            29,020            23,925            8,205           6,540
Floating rate obligations interest expense and fees         --            22,658            13,275           10,653          22,871
Custodian's fees and expenses                           52,367            56,581            47,087           36,679          23,862
Trustees' fees and expenses                              5,194             5,427             4,112            1,900           1,138
Professional fees                                       15,734            15,596            12,849            9,217           8,289
Shareholders' reports - printing and mailing expenses   44,585            45,184            31,808           15,027          11,031
Stock exchange listing fees                              9,776             9,776             9,776            9,776           9,777
Investor relations expense                              32,235            33,806            24,494           11,388           7,353
Other expenses                                           9,605             9,704             7,453            5,268           4,652
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit             753,692           942,243           699,990          370,653         254,928
   Custodian fee credit                                (21,570)          (33,912)          (37,239)         (11,526)         (6,316)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                           732,122           908,331           662,751          359,127         248,612
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               11,474,716        11,534,253         8,287,859        4,021,145       2,393,813
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) from investments             101,116            50,177           406,807          166,092          50,741
 Change in net unrealized appreciation
   (depreciation) of investments                     1,235,561         2,445,717         1,364,381          957,522         444,355
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)              1,336,677         2,495,894         1,771,188        1,123,614         495,096
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
     from operations                               $12,811,393       $14,030,147       $10,059,047       $5,144,759      $2,888,909
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                               CHANGES IN NET ASSETS
                                       SELECT TAX-FREE (NXP)             SELECT TAX-FREE 2 (NXQ)           SELECT TAX-FREE 3 (NXR)
                                 -----------------------------      ------------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      3/31/07          3/31/06           3/31/07           3/31/06          3/31/07         3/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 11,474,716     $ 11,425,438      $ 11,534,253      $ 11,568,224      $ 8,287,859     $ 8,431,298
Net realized gain (loss)
   from investments                   101,116       (1,593,512)           50,177        (1,292,123)         406,807        (459,059)
Change in net unrealized
   appreciation (depreciation)
   of investments                   1,235,561        1,325,784         2,445,717         2,512,224        1,364,381       1,267,741
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   from operations                 12,811,393       11,157,710        14,030,147        12,788,325       10,059,047       9,239,980
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income        (11,203,086)     (11,202,617)      (11,198,098)      (11,479,810)      (8,322,970)     (8,348,899)
From accumulated net realized gains        --           (9,827)               --          (260,585)              --         (37,596)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders  (11,203,086)     (11,212,444)      (11,198,098)      (11,740,395)      (8,322,970)     (8,386,495)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Net proceeds from shares issued to
   shareholders due to
   reinvestment of distributions       60,273               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions     60,273               --                --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    1,668,580          (54,734)        2,832,049         1,047,930        1,736,077         853,485
Net assets at the
   beginning of year              239,405,640      239,460,374       254,205,445       253,157,515      185,232,870     184,379,385
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year    $241,074,220     $239,405,640      $257,037,494      $254,205,445     $186,968,947    $185,232,870
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                   $    318,396     $     46,969      $     (7,095)     $   (343,250)    $   (252,182)   $   (190,008)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                  CALIFORNIA SELECT TAX-FREE (NXC)    NEW YORK SELECT TAX-FREE (NXN)
                                                                  --------------------------------    ------------------------------
                                                                      YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                         3/31/07           3/31/06          3/31/07         3/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 4,021,145       $ 4,082,963      $ 2,393,813     $ 2,410,475
Net realized gain (loss) from investments                                166,092           371,058           50,741         222,568
Change in net unrealized appreciation
   (depreciation) of investments                                         957,522           208,194          444,355        (309,880)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from operations                                                     5,144,759         4,662,215        2,888,909       2,323,163
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                            (3,979,498)       (4,079,612)      (2,391,832)     (2,411,373)
From accumulated net realized gains                                     (140,158)         (379,804)        (142,259)       (255,989)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (4,119,656)       (4,459,416)      (2,534,091)     (2,667,362)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
 Net proceeds from shares issued to
   shareholders due to
   reinvestment of distributions                                              --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from capital share transactions                                            --                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  1,025,103           202,799          354,818        (344,199)
Net assets at the beginning of year                                   91,151,930        90,949,131       55,473,058      55,817,257
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $92,177,033       $91,151,930      $55,827,876     $55,473,058
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of year                                                       $   (70,984)      $  (112,468)     $   (76,409)    $   (78,390)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At March 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and applicable state income taxes, if any, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such instruments, and may do so in the future, they did not invest in any such instruments during the fiscal year ended March 31, 2007.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Floating rate obligations interest expense and fees" in the Statement of Operations.

During the fiscal year ended March 31, 2007, Select Tax-Free 2 (NXQ), Select Tax-Free 3 (NXR), California Select Tax-Free (NXC) and New York Select Tax-Free
(NXN) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Select Tax-Free (NXP) did not invest in any such instruments during the fiscal year ended March 31, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended March 31, 2007, were as follows:

                                                                                              CALIFORNIA   NEW YORK
                                                                         SELECT       SELECT      SELECT     SELECT
                                                                     TAX-FREE 2   TAX-FREE 3    TAX-FREE   TAX-FREE
                                                                          (NXQ)        (NXR)       (NXC)      (NXN)
--------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                      $597,041     $349,808    $278,488   $598,795
Average annual interest rate and fees                                      3.80%        3.79%       3.83%      3.82%
====================================================================================================================

Notes to
    FINANCIAL STATEMENTS (continued)


Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in shares were as follows:

                                        SELECT                      SELECT                      SELECT
                                    TAX-FREE (NXP)             TAX-FREE 2 (NXQ)           TAX-FREE 3 (NXR)
                               ------------------------     ------------------------   ------------------------
                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                  3/31/07       3/31/06        3/31/07       3/31/06      3/31/07       3/31/06
---------------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due
   to reinvestment
   of distributions                 4,106           --              --            --           --            --
===============================================================================================================
                                                               CALIFORNIA SELECT           NEW YORK SELECT
                                                                 TAX-FREE (NXC)             TAX-FREE (NXN)
                                                            ------------------------   ------------------------
                                                            YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                               3/31/07       3/31/06      3/31/07       3/31/06
---------------------------------------------------------------------------------------------------------------
Shares issued to
   shareholders due to
   reinvestment of distributions                                    --            --           --            --
===============================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended March 31, 2007, were as follows:

                                                                                      CALIFORNIA       NEW YORK
                                              SELECT        SELECT         SELECT         SELECT         SELECT
                                            TAX-FREE    TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                               (NXP)         (NXQ)          (NXR)          (NXC)          (NXN)
---------------------------------------------------------------------------------------------------------------
Purchases                                 $5,847,574   $11,595,015    $20,660,550    $15,108,321     $5,341,362
Sales and maturities                       4,582,448     6,662,264     15,836,487     14,536,750      3,312,777
===============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At March 31, 2007, the cost of investments was as follows:

                                                                                      CALIFORNIA       NEW YORK
                                              SELECT        SELECT         SELECT         SELECT         SELECT
                                            TAX-FREE    TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                               (NXP)         (NXQ)          (NXR)          (NXC)          (NXN)
---------------------------------------------------------------------------------------------------------------
Cost of investments                     $222,735,929  $241,083,250   $175,604,187    $86,331,176    $52,543,731
===============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2007, were as follows:

                                                                                      CALIFORNIA       NEW YORK
                                              SELECT        SELECT         SELECT         SELECT         SELECT
                                            TAX-FREE    TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                               (NXP)         (NXQ)          (NXR)          (NXC)          (NXN)
---------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $14,868,071   $12,814,623     $8,900,733     $4,999,519     $2,223,284
   Depreciation                              (55,483)     (141,228)      (101,642)        (1,078)       (21,804)
---------------------------------------------------------------------------------------------------------------
Net unrealized
   appreciation (depreciation)
   of investments                        $14,812,588   $12,673,395     $8,799,091     $4,998,441     $2,201,480
===============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2007, the Funds' tax year end, were as follows:

                                                                                      CALIFORNIA       NEW YORK
                                              SELECT        SELECT         SELECT         SELECT         SELECT
                                            TAX-FREE    TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
                                               (NXP)         (NXQ)          (NXR)          (NXC)          (NXN)
---------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*        $829,762      $813,717       $396,156       $259,079       $117,334
Undistributed net ordinary income**               --            --             --             --             --
Undistributed net long-term capital gains         --            --             --         66,849         47,064
===============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2007, paid on April 2, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)


The tax character of distributions paid during the tax years ended March 31, 2007 and March 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                                      CALIFORNIA       NEW YORK
                                              SELECT        SELECT         SELECT         SELECT         SELECT
                                            TAX-FREE    TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
2007                                           (NXP)         (NXQ)          (NXR)          (NXC)          (NXN)
---------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income***                  $11,202,851   $11,198,098     $8,322,970     $3,979,498     $2,391,832
Distributions from net
   ordinary income**                              --            --             --             --             --
Distributions from net
   long-term capital gains****                    --            --             --        140,158        142,259
===============================================================================================================

                                                                                      CALIFORNIA       NEW YORK
                                              SELECT        SELECT         SELECT         SELECT         SELECT
                                            TAX-FREE    TAX-FREE 2     TAX-FREE 3       TAX-FREE       TAX-FREE
2006                                           (NXP)         (NXQ)          (NXR)          (NXC)          (NXN)
---------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income                     $11,202,618   $11,515,026     $8,361,862     $4,092,125     $2,421,145
Distributions from net
   ordinary income**                             126            --             --         49,498             --
Distributions from net
   long-term capital gains                     9,113       259,588         36,746        330,306        255,989
===============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2007, as Exempt Interest Dividends.

**** The Funds hereby designate these amounts paid during the fiscal year ended
     March 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At March 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                SELECT       SELECT       SELECT
                                              TAX-FREE   TAX-FREE 2   TAX-FREE 3
2007                                             (NXP)        (NXQ)        (NXR)
--------------------------------------------------------------------------------
Expiration Year
  2015                                      $1,492,851   $1,369,835      $18,217
================================================================================

The following Funds elected to defer net realized losses from investments incurred from November 1, 2006 through March 31, 2007 ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                             SELECT       SELECT
                                                         TAX-FREE 2   TAX-FREE 3
                                                              (NXQ)        (NXR)
--------------------------------------------------------------------------------
                                                            $12,379      $15,873
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                               SELECT TAX-FREE 2 (NXQ)
                                                               SELECT TAX-FREE 3 (NXR)
                                                      CALIFORNIA SELECT TAX-FREE (NXC)
                              SELECT TAX-FREE (NXP)     NEW YORK SELECT TAX-FREE (NXN)
AVERAGE DAILY NET ASSETS        FUND-LEVEL FEE RATE                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------------
For the first $125 million                   .0500%                             .1000%
For the next $125 million                    .0375                              .0875
For the next $250 million                    .0250                              .0750
For the next $500 million                    .0125                              .0625
======================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of March 31, 2007, the complex-level fee rate was .1834%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion(2)                                    .1400
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Notes to
    FINANCIAL STATEMENTS (continued)



6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by September 28, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on May 1, 2007, to shareholders of record on April 15, 2007, as follows:

                                                           CALIFORNIA   NEW YORK
                        SELECT       SELECT       SELECT       SELECT     SELECT
                      TAX-FREE   TAX-FREE 2   TAX-FREE 3     TAX-FREE   TAX-FREE
                         (NXP)        (NXQ)        (NXR)        (NXC)      (NXN)
--------------------------------------------------------------------------------
Dividend per share      $.0570       $.0530       $.0535       $.0530     $.0510
================================================================================

Financial
      HIGHLIGHTS

                        Financial
                               HIGHLIGHTS

               Selected data for a share outstanding throughout each period:

                                         INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                 -----------------------------------     -----------------------------
                                                       NET
                   BEGINNING            NET      REALIZED/                      NET
                   NET ASSET     INVESTMENT     UNREALIZED               INVESTMENT   CAPITAL
                       VALUE         INCOME    GAIN (LOSS)     TOTAL         INCOME     GAINS    TOTAL
=======================================================================================================
SELECT TAX-FREE (NXP)
-------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007              $14.62           $.70          $ .08     $ .78          $(.68)     $ --    $(.68)
    2006               14.62            .70           (.02)      .68           (.68)       --     (.68)
    2005               14.85            .70           (.12)      .58           (.71)     (.10)    (.81)
    2004               14.82            .73            .15       .88           (.76)     (.09)    (.85)
    2003               14.67            .77            .37      1.14           (.82)     (.17)    (.99)

SELECT TAX-FREE 2 (NXQ)
-------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007               14.44            .66            .14       .80           (.64)       --     (.64)
    2006               14.38            .66            .06       .72           (.65)     (.01)    (.66)
    2005               14.56            .67           (.13)      .54           (.68)     (.04)    (.72)
    2004               14.45            .70            .19       .89           (.72)     (.06)    (.78)
    2003               14.53            .76            .14       .90           (.80)     (.18)    (.98)

SELECT TAX-FREE 3 (NXR)
-------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007               14.29            .64            .13       .77           (.64)       --     (.64)
    2006               14.22            .65            .06       .71           (.64)       --     (.64)
    2005               14.37            .66           (.11)      .55           (.67)     (.03)    (.70)
    2004               14.28            .69            .16       .85           (.69)     (.07)    (.76)
    2003               14.26            .73            .12       .85           (.76)     (.07)    (.83)
=======================================================================================================
                                                                   TOTAL RETURNS
                                                             -------------------------
                              ENDING                                         BASED ON
                                 NET         ENDING          BASED ON             NET
                               ASSET         MARKET            MARKET           ASSET
                               VALUE          VALUE             VALUE*          VALUE*
======================================================================================
SELECT TAX-FREE (NXP)
--------------------------------------------------------------------------------------
Year Ended 3/31:
    2007                      $14.72         $14.85              9.59%           5.48%
    2006                       14.62          14.21             10.41            4.74
    2005                       14.62          13.50               .17            4.00
    2004                       14.85          14.30              7.34            6.13
    2003                       14.82          14.15              9.51            7.84

SELECT TAX-FREE 2 (NXQ)
--------------------------------------------------------------------------------------
Year Ended 3/31:
    2007                       14.60          14.07             10.21            5.62
    2006                       14.44          13.37              7.39            5.12
    2005                       14.38          13.08               .11            3.82
    2004                       14.56          13.80              8.35            6.31
    2003                       14.45          13.49              6.01            6.33

SELECT TAX-FREE 3 (NXR)
--------------------------------------------------------------------------------------
Year Ended 3/31:
    2007                       14.42          14.01              9.15            5.51
    2006                       14.29          13.45             10.12            5.10
    2005                       14.22          12.82              (.17)           4.01
    2004                       14.37          13.56              9.96            6.13
    2003                       14.28          13.06              3.51            6.09
======================================================================================
                                                                RATIOS/SUPPLEMENTAL DATA
                         -----------------------------------------------------------------------------------------------------------
                                            RATIOS TO AVERAGE NET ASSETS              RATIOS TO AVERAGE NET ASSETS
                                                   BEFORE CREDIT                              AFTER CREDIT**
                                     ----------------------------------------   ----------------------------------------
                           ENDING
                              NET     EXPENSES      EXPENSES             NET      EXPENSES       EXPENSES           NET   PORTFOLIO
                           ASSETS    INCLUDING     EXCLUDING      INVESTMENT     INCLUDING      EXCLUDING    INVESTMENT    TURNOVER
                             (000)    INTEREST(a)   INTEREST(a)       INCOME      INTEREST(a)    INTEREST(a)     INCOME        RATE
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007                 $241,074          .31%          .31%           4.77%          .30%           .30%         4.78%          2%
    2006                  239,406          .32           .32            4.72           .31            .31          4.73           4
    2005                  239,460          .33           .33            4.76           .32            .32          4.77          11
    2004                  243,165          .34           .34            4.90           .33            .33          4.91          16
    2003                  242,669          .37           .37            5.20           .36            .36          5.21          35

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007                  257,037          .37           .36            4.50           .36            .35          4.51           3
    2006                  254,205          .36           .36            4.51           .35            .35          4.52          11
    2005                  253,158          .37           .37            4.68           .36            .36          4.69          13
    2004                  256,373          .39           .39            4.86           .38            .38          4.86          10
    2003                  254,355          .42           .42            5.20           .41            .41          5.21          46

SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007                  186,969          .38           .37            4.43           .36            .35          4.45           9
    2006                  185,233          .37           .37            4.51           .35            .35          4.52           6
    2005                  184,379          .38           .38            4.66           .37            .37          4.67          16
    2004                  186,358          .38           .38            4.84           .38            .38          4.85           6
    2003                  185,137          .42           .42            5.09           .41            .41          5.10          51
====================================================================================================================================

                        FLOATING RATE OBLIGATIONS
                            AT END OF PERIOD
                       --------------------------
                         AGGREGATE
                            AMOUNT          ASSET
                       OUTSTANDING       COVERAGE
                              (000)    PER $1,000
=================================================
SELECT TAX-FREE (NXP)
-------------------------------------------------
Year Ended 3/31:
    2007                   $   --        $     --
    2006                       --              --
    2005                       --              --
    2004                       --              --
    2003                       --              --

SELECT TAX-FREE 2 (NXQ)
-------------------------------------------------
Year Ended 3/31:
    2007                    1,135         227,465
    2006                       --              --
    2005                       --              --
    2004                       --              --
    2003                       --              --

SELECT TAX-FREE 3 (NXR)
-------------------------------------------------
Year Ended 3/31:
    2007                      665         282,156
    2006                       --              --
    2005                       --              --
    2004                       --              --
    2003                       --              --
=================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

**   After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Funds as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  60-61 spread

               Selected data for a share outstanding throughout each period:

                                         INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                 -----------------------------------     -----------------------------
                                                       NET
                   BEGINNING            NET      REALIZED/                      NET
                   NET ASSET     INVESTMENT     UNREALIZED               INVESTMENT   CAPITAL
                       VALUE         INCOME    GAIN (LOSS)     TOTAL         INCOME     GAINS    TOTAL
=======================================================================================================
CALIFORNIA SELECT TAX-FREE (NXC)
-------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007              $14.57          $ .64          $ .18     $ .82          $(.64)    $(.02)   $(.66)
    2006               14.54            .65            .09       .74           (.65)     (.06)    (.71)
    2005               14.68            .66           (.09)      .57           (.66)     (.05)    (.71)
    2004               14.54            .68            .19       .87           (.68)     (.05)    (.73)
    2003               14.44            .71            .26       .97           (.73)     (.14)    (.87)

NEW YORK SELECT TAX-FREE (NXN)
-------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007               14.19            .61            .13       .74           (.61)     (.04)    (.65)
    2006               14.28            .62           (.02)      .60           (.62)     (.07)    (.69)
    2005               14.57            .64           (.21)      .43           (.66)     (.06)    (.72)
    2004               14.51            .68            .14       .82           (.68)     (.08)    (.76)
    2003               14.17            .70            .43      1.13           (.70)     (.09)    (.79)
=======================================================================================================
                                                         TOTAL RETURNS
                                                   -------------------------
                     ENDING                                        BASED ON
                        NET         ENDING         BASED ON             NET
                      ASSET         MARKET           MARKET           ASSET
                      VALUE          VALUE            VALUE*          VALUE*
============================================================================
CALIFORNIA SELECT
TAX-FREE (NXC)
----------------------------------------------------------------------------
Year Ended 3/31:
    2007             $14.73         $14.22             9.89%           5.72%
    2006              14.57          13.56             6.52            5.17
    2005              14.54          13.40              .50            3.99
    2004              14.68          14.06             9.14            6.16
    2003              14.54          13.59             1.34            6.86

NEW YORK SELECT
TAX-FREE (NXN)
----------------------------------------------------------------------------
Year Ended 3/31:
    2007              14.28          14.15            11.15            5.30
    2006              14.19          13.35             2.84            4.19
    2005              14.28          13.65              .05            3.10
    2004              14.57          14.40            11.81            5.84
    2003              14.51          13.60             4.73            8.17
============================================================================
                                                           RATIOS/SUPPLEMENTAL DATA
                    ------------------------------------------------------------------------------------------------------------
                                     RATIOS TO AVERAGE NET ASSETS               RATIOS TO AVERAGE NET ASSETS
                                             BEFORE CREDIT                              AFTER CREDIT**
                                ---------------------------------------   ----------------------------------------
                      ENDING
                         NET     EXPENSES      EXPENSES            NET      EXPENSES       EXPENSES           NET     PORTFOLIO
                      ASSETS    INCLUDING     EXCLUDING     INVESTMENT     INCLUDING      EXCLUDING    INVESTMENT      TURNOVER
                        (000)    INTEREST(a)   INTEREST(a)      INCOME      INTEREST(a)    INTEREST(a)     INCOME          RATE
================================================================================================================================
CALIFORNIA SELECT
TAX-FREE (NXC)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007             $92,177          .40%          .39%          4.37%          .39%           .38%         4.38%           16%
    2006              91,152          .38           .38           4.42           .37            .37          4.43             8
    2005              90,949          .39           .39           4.55           .39            .39          4.56            13
    2004              91,864          .40           .40           4.64           .39            .39          4.65            30
    2003              90,975          .43           .43           4.84           .42            .42          4.85            42

NEW YORK SELECT
TAX-FREE (NXN)
--------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
    2007              55,828          .46           .42           4.29           .45            .41          4.30             6
    2006              55,473          .41           .41           4.28           .40            .40          4.29            13
    2005              55,817          .41           .41           4.48           .41            .41          4.48            13
    2004              56,958          .43           .43           4.65           .42            .42          4.65            16
    2003              56,683          .46           .46           4.85           .45            .45          4.86            35
================================================================================================================================

                        FLOATING RATE OBLIGATIONS
                             AT END OF PERIOD
                       --------------------------
                         AGGREGATE
                            AMOUNT          ASSET
                       OUTSTANDING       COVERAGE
                              (000)    PER $1,000
=================================================
CALIFORNIA SELECT
TAX-FREE (NXC)
-------------------------------------------------
Year Ended 3/31:
    2007                    $  758       $122,606
    2006                        --             --
    2005                        --             --
    2004                        --             --
    2003                        --             --

NEW YORK SELECT
TAX-FREE (NXN)
-------------------------------------------------
Year Ended 3/31:
    2007                     1,710         33,648
    2006                        --             --
    2005                        --             --
    2004                        --             --
    2003                        --             --
=================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

**   After custodian fee credit, where applicable.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Funds as more fully described in Footnote 1 - Inverse Floating Rate Securities.


                                 See accompanying notes to financial statements.

                                  62-63 spread

Board Members
      AND OFFICERS


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                            POSITION(S)      YEAR FIRST                                                                PORTFOLIOS IN
                            HELD             ELECTED                                                                   FUND COMPLEX
NAME, BIRTHDATE             WITH THE         OR APPOINTED   PRINCIPAL OCCUPATION(S) INCLUDING                          OVERSEEN BY
AND ADDRESS                 FUNDS            AND CLASS(2)   OTHER DIRECTORSHIPS DURING PAST 5 YEARS                    BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)  Chairman of      1994           Chairman (since 1996) and Director of Nuveen Investments,       174
3/28/49                     the Board        Class I        Inc., Nuveen Investments, LLC; Chairman and Director (since
333 W. Wacker Drive         and Board                       1997) of Nuveen Asset Management; Chairman and Director
Chicago, IL 60606           Member                          of Rittenhouse Asset Management, Inc. (since 1999);
                                                            Chairman of Nuveen Investments Advisers Inc. (since 2002);
                                                            formerly, Chairman and Director (1996-2004) Nuveen
                                                            Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                            formerly, Director (1996-2006) of Institutional Capital
                                                            Corporation.
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead Independent 1997           Private Investor and Management Consultant.                     174
8/22/40                     Board member     Class III
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Board member     1993           Retired (since 1989) as Senior Vice President of The Northern   174
7/29/34                                      Class I        Trust Company; Director (since 2002) Community Advisory
333 W. Wacker Drive                                         Board for Highland Park and Highwood, United Way of the
Chicago, IL 60606                                           North Shore; Director (since 2006) of the Michael Rolfe
                                                            Pancreatic Cancer Foundation.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Board member     1999           President, The Hall-Perrine Foundation, a private               174
10/22/48                                     Class III      philanthropic corporation (since 1996); Director and Vice
333 W. Wacker Drive                                         Chairman, United Fire Group, a publicly held company;
Chicago, IL 60606                                           Adjunct Faculty Member, University of Iowa; Director,
                                                            Gazette Companies; Life Trustee of Coe College and Iowa
                                                            College Foundation; formerly, Director, Alliant Energy;
                                                            formerly, Director, Federal Reserve Bank of Chicago; formerly,
                                                            President and Chief Operating Officer, SCI Financial Group,
                                                            Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter           Board member     2004           Dean, Tippie College of Business, University of Iowa (since     174
3/6/48                                       Class II       July 2006); formerly, Dean and Distinguished Professor of
333 W. Wacker Drive                                         Finance, School of Business at the University of Connecticut
Chicago, IL 60606                                           (2003-2006); previously, Senior Vice President and Director of
                                                            Research at the Federal Reserve Bank of Chicago (1995-
                                                            2003); Director (since 1997), Credit Research Center at
                                                            Georgetown University; Director (since 2004) of Xerox
                                                            Corporation; Director, SS&C Technologies, Inc. (May 2005-
                                                            October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert            Board member     2005           Director, Northwestern Mutual Wealth Management                 172
10/28/42                                     Class II       Company; Retired (since 2004) as Chairman, JPMorgan
333 W. Wacker Drive                                         Fleming Asset Management, President and CEO, Banc One
Chicago, IL 60606                                           Investment Advisors Corporation, and President, One Group
                                                            Mutual Funds; prior thereto, Executive Vice President, Banc
                                                            One Corporation and Chairman and CEO, Banc One
                                                            Investment Management Group; Board of Regents, Luther
                                                            College; member of the Wisconsin Bar Association; member
                                                            of Board of Directors, Friends of Boerner Botanical Gardens;
                                                            member of Board of Directors, Milwaukee Repertory Theater.


                                       64

                                                                                                                       NUMBER OF
                            POSITION(S)      YEAR FIRST                                                                PORTFOLIOS IN
                            HELD             ELECTED                                                                   FUND COMPLEX
NAME, BIRTHDATE             WITH THE         OR APPOINTED   PRINCIPAL OCCUPATION(S) INCLUDING                          OVERSEEN BY
AND ADDRESS                 FUNDS            AND CLASS(2)   OTHER DIRECTORSHIPS DURING PAST 5 YEARS                    BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider        Board member     1997           Chairman of Miller-Valentine Partners Ltd., a real estate       174
9/24/44                                      Class III      investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                         Operating Officer (retired, 2004) of Miller-Valentine Group;
Chicago, IL 60606                                           formerly, Vice President, Miller-Valentine Realty; Board
                                                            Member, Chair of the Finance Committee and member of the
                                                            Audit Committee of Premier Health Partners, the not-for-
                                                            profit company of Miami Valley Hospital; Vice President,
                                                            Dayton Philharmonic Orchestra Association; Board Member,
                                                            Regional Leaders Forum, which promotes cooperation on
                                                            economic development issues; Director, Dayton Development
                                                            Coalition; formerly, Member, Community Advisory Board,
                                                            National City Bank, Dayton, Ohio and Business Advisory
                                                            Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Board member     1997           Executive Director, Gaylord and Dorothy Donnelley               174
12/29/47                                     Class I        Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                         Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Carole E. Stone             Board member     2007           Director, Chicago Board Options Exchange (since 2006); Chair    174
6/28/47                                      Class I        New York Racing Association Oversight Board (since 2005);
333 West Wacker Drive                                       Commissioner, New York State Commission on Public
Chicago, IL 60606                                           Authority Reform (since 2005); formerly Director, New York
                                                            State Division of the Budget (2000-2004), Chair, Public
                                                            Authorities Control Board (2000-2004) and Director, Local
                                                            Government Assistance Corporation (2000-2004).

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine          Board member     2005           Senior Vice President for Business and Finance,                 174
1/22/50                                      Class II       Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                         Chicago Board Options Exchange; Chairman (since 1997),
Chicago, IL 60606                                           Board of Directors, Rubicon, a pure captive insurance
                                                            company owned by Northwestern University; Director (since
                                                            1997), Evanston Chamber of Commerce and Evanston
                                                            Inventure, a business development organization; Director
                                                            (since 2006), Pathways, a provider of therapy and related
                                                            information for physically disabled infants and young
                                                            children; formerly, Director (2003-2006), National Mentor
                                                            Holdings, a privately-held, national provider of home and
                                                            community-based services.


                                       65


Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                            POSITION(S)      YEAR FIRST                                                                PORTFOLIOS IN
                            HELD             ELECTED                                                                   FUND COMPLEX
NAME, BIRTHDATE             WITH THE         OR             PRINCIPAL OCCUPATION(S)                                    OVERSEEN BY
AND ADDRESS                 FUNDS            APPOINTED(4)   DURING PAST 5 YEARS                                        OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman        Chief            1988           Managing Director (since 2002), Assistant Secretary and         174
9/9/56                      Administrative                  Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive         Officer                         Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                           Managing Director (2002-2004), General Counsel (1998-2004)
                                                            and Assistant Secretary, formerly, Vice President of Nuveen
                                                            Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                            Managing Director (since 2002) and Assistant Secretary
                                                            and Associate General Counsel, formerly, Vice President
                                                            (since 1997), of Nuveen Asset Management; Managing Director
                                                            (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                            Investments, Inc.; Assistant Secretary of NWQ Investment
                                                            Management Company, LLC. (since 2002); Vice President and
                                                            Assistant Secretary of Nuveen Investments Advisers Inc.
                                                            (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                            Inc., Symphony Asset Management LLC (since 2003),
                                                            Tradewinds Global Investors, LLC and Santa Barbara
                                                            Asset Management, LLC; (since 2006); Chartered
                                                            Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos          Vice President   2004           Managing Director (since 2005), formerly Vice President         174
9/22/63                                                     (since 2002) of Nuveen Investments, LLC; Chartered
333 W. Wacker Drive                                         Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson         Vice President   2000           Vice President (since 2002) of Nuveen Investments, LLC.         174
2/3/66                      and Assistant
333 W. Wacker Drive         Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo           Vice President   1999           Vice President and Treasurer of Nuveen Investments, LLC and     174
11/28/67                                                    of Nuveen Investments, Inc. (since 1999); Vice President and
333 W. Wacker Drive                                         Treasurer of Nuveen Asset Management (since 2002) and of
Chicago, IL 60606                                           Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                            Treasurer of NWQ Investment Management Company, LLC.
                                                            (since 2002); Vice President and Treasurer of Nuveen
                                                            Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa
                                                            Barbara Asset Management, LLC (since 2006); Assistant
                                                            Treasurer, Tradewinds Global Investors, LLC (since 2006);
                                                            formerly, Vice President and Treasurer (1999-2004) of
                                                            Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                            Corp.(3); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond             Vice President   2005           Vice President, Director of Investment Operations, Nuveen       174
8/24/61                                                     Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                         Business Manager, Deutsche Asset Management (2003-
Chicago, IL 60606                                           2004), Director, Business Development and Transformation,
                                                            Deutsche Trust Bank Japan (2002-2003); previously, Senior
                                                            Vice President, Head of Investment Operations and Systems,
                                                            Scudder Investments Japan, (2000-2002), Senior Vice
                                                            President, Head of Plan Administration and Participant
                                                            Services, Scudder Investments (1995-2002).


                                       66

                                                                                                                       NUMBER OF
                            POSITION(S)      YEAR FIRST                                                                PORTFOLIOS IN
                            HELD             ELECTED                                                                   FUND COMPLEX
NAME, BIRTHDATE             WITH THE         OR             PRINCIPAL OCCUPATION(S)                                    OVERSEEN BY
AND ADDRESS                 FUNDS            APPOINTED(4)   DURING PAST 5 YEARS                                        OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson           Vice President   1998           Managing Director (since 2004), formerly, Vice President of     174
10/24/45                                                    Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                         Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.(3); Managing Director
                                                            (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald       Vice President   1995           Managing Director (since 2002), formerly, Vice President of     174
3/2/64                                                      Nuveen Investments, LLC; Managing Director (1997-2004) of
333 W. Wacker Drive                                         Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                           Corp.(3); Managing Director (since 2001) of Nuveen Asset
                                                            Management; Vice President (since 2002) of Nuveen
                                                            Investments Advisers Inc.; Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy              Vice President   1998           Vice President (since 1993) and Funds Controller (since 1998)   174
5/31/54                     and Controller                  of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                         Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                           Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Walter M. Kelly             Chief Compliance 2003           Assistant Vice President and Assistant Secretary of the Nuveen  174
2/24/70                     Officer and                     Funds (2003-2006); Assistant Vice President and Assistant
333 West Wacker Drive       Vice President                  General Counsel (since 2003) of Nuveen Investments, LLC;
Chicago, IL 60606                                           previously, Associate (2001-2003) at the law firm of
                                                            Vedder, Price, Kaufman & Kammholz.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb               Vice President   2000           Vice President (since 2000) of Nuveen Investments,              174
3/22/63                                                     LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar               Vice President   2002           Vice President of Nuveen Investments, LLC (since 1999).         174
8/27/61
333 W. Wacker Drive
Chicago, IL 60606


                                       67

Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                            POSITION(S)      YEAR FIRST                                                                PORTFOLIOS IN
                            HELD             ELECTED                                                                   FUND COMPLEX
NAME, BIRTHDATE             WITH THE         OR             PRINCIPAL OCCUPATION(S)                                    OVERSEEN BY
AND ADDRESS                 FUNDS            APPOINTED(4)   DURING PAST 5 YEARS                                        OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin             Vice President   1988           Vice President, Assistant Secretary and Assistant General       174
7/27/51                     and Assistant                   Counsel of Nuveen Investments, LLC; formerly, Vice President
333 W. Wacker Drive         Secretary                       and Assistant Secretary of Nuveen Advisory Corp. and
Chicago, IL 60606                                           Nuveen Institutional Advisory Corp.(3); Vice President
                                                            (since 2005) and Assistant Secretary of Nuveen Investments,
                                                            Inc.; Vice President (since 2005) and Assistant Secretary
                                                            (since 1997) of Nuveen Asset Management; Vice President
                                                            (since 2000), Assistant Secretary and Assistant General
                                                            Counsel (since 1998) of Rittenhouse Asset Management, Inc.;
                                                            Vice President and Assistant Secretary of Nuveen Investments
                                                            Advisers Inc. (since 2002); Assistant Secretary of NWQ
                                                            Investment Management Company, LLC (since 2002), Symphony
                                                            Asset Management LLC (since 2003) and Tradewinds Global
                                                            Investors, LLC and Santa Barbara Asset Management, LLC
                                                            (since 2006).

------------------------------------------------------------------------------------------------------------------------------------
Kevin J. McCarthy           Vice President   2007           Vice President and Assistant General Counsel, Nuveen            174
3/26/66                     and Secretary                   Investments, LLC (since 2007); prior thereto, Partner, Bell,
333 W. Wacker Drive                                         Boyd & Lloyd LLP (1997-2007)
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
John V. Miller              Vice President   2007           Managing Director (since 2007), formerly, Vice President        174
4/10/67                                                     (2002-2007) of Nuveen Investments, LLC; Chartered
333 W. Wacker Drive                                         Financial Analyst.
Chicago, IL 60606

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each class being elected to serve until the third succeeding annual shareholders meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Notes

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
       TERMS USED IN THIS REPORT



AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Other Useful
      INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGE

In February 2007, the Board of Trustees for Nuveen California Select Tax-Free
(NXC) and Nuveen New York Select Tax-Free (NXN) voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio managers greater flexibility to achieve its investment objectives.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
              For GENERATIONS

Photo of: 2 women looking at a photo album.

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing approximately $166 billion in assets, as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


                                o Share prices
           Learn more           o Fund details
about Nuveen Funds at           o Daily financial news
   WWW.NUVEEN.COM/CEF           o Investor education
                                o Interactive planning tools



Logo: NUVEEN Investments


                                                                     EAN-B-0307D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                    Nuveen Select Tax-Free Income Portfolio 2

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

                                 AUDIT FEES BILLED        AUDIT-RELATED FEES              TAX FEES                 ALL OTHER FEES
FISCAL YEAR ENDED                   TO FUND (1)           BILLED TO FUND (2)         BILLED TO FUND (3)          BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2007                        $ 13,103                    $ 0                     $   0                         $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                         0%                     0%                        0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
March 31, 2006                        $ 12,400                    $ 0                     $ 410                         $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                         0%                     0%                        0%                          0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

FISCAL YEAR ENDED                                AUDIT-RELATED FEES          TAX FEES BILLED TO             ALL OTHER FEES
                                                BILLED TO ADVISER AND            ADVISER AND               BILLED TO ADVISER
                                                   AFFILIATED FUND             AFFILIATED FUND            AND AFFILIATED FUND
                                                  SERVICE PROVIDERS         SERVICE PROVIDERS (1)          SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------------------------------
March 31, 2007                                           $ 0                       $     0                         $ 0
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                       0%                            0%                          0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------
March 31, 2006                                           $ 0                       $ 2,400                         $ 0
----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                       0%                            0%                          0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

FISCAL YEAR ENDED                                        TOTAL NON-AUDIT FEES
                                                         BILLED TO ADVISER AND
                                                        AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                        PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                        RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                             TOTAL NON-AUDIT FEES      OPERATIONS AND FINANCIAL       PROVIDERS (ALL OTHER
                                BILLED TO FUND          REPORTING OF THE FUND)            ENGAGEMENTS)               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
March 31, 2007                       $   0                       $     0                         $ 0                $     0
March 31, 2006                       $ 410                       $ 2,400                         $ 0                $ 2,810

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider, Eugene S. Sunshine and effective January 1, 2007, David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME               FUND
Thomas Spalding    Nuveen Select Tax-Free Income Portfolio 2

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:


                          TYPE OF ACCOUNT            NUMBER OF
PORTFOLIO MANAGER             MANAGED                 ACCOUNTS      ASSETS
--------------------------------------------------------------------------------
Thomas Spalding    Registered Investment Company        11        $9,714 million
                   Other Pooled Investment Vehicles     -0-       $0
                   Other Accounts                       5         $11 million

* Assets are as of March 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of the Adviser). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2007, the S&P/Investortools Municipal Bond index was comprised of 50,300 securities with an aggregate current market value of $ 985,620.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by the Adviser in accordance with its overall compensation strategy discussed above. The Adviser is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Adviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Adviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Adviser, however, believes that such potential conflicts are mitigated by the fact that the Adviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Adviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the March 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by NAM's municipal investment team.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            DOLLAR RANGE OF EQUITY
                                                                       DOLLAR RANGE OF      SECURITIES BENEFICIALLY OWNED
                                                                       EQUITY SECURITIES    IN THE REMAINDER OF NUVEEN
                                                                       BENEFICIALLY OWNED   FUNDS MANAGED BY NAM'S
NAME OF PORTFOLIO MANAGER  FUND                                        IN FUND              MUNICIPAL INVESTMENT TEAM
-------------------------------------------------------------------------------------------------------------------------
Thomas Spalding            Nuveen Select Tax-Free Income Portfolio 2   $0                   $50,001-$100,000
-------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Tax-Free Income Portfolio 2
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: June 8, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: June 8, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: June 8, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.